BARTLETT

                                   PROSPECTUS

                                 April 28, 2000

                                    BARTLETT
                            VALUE INTERNATIONAL FUND

                                    BARTLETT
                                BASIC VALUE FUND

                           CLASS A AND CLASS C SHARES

                             BARTLETT CAPITAL TRUST



As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the funds:
---------------

      1       Investment objectives and policies
      4       Principal risks
      7       Performance
     11       Fees and expenses of the funds
     14       Management



About your investment:
---------------------

     16       How to invest
     21       How to sell your shares
     23       Account policies
     25       Services for investors
     27       Distributions and taxes
     29       Financial highlights

BARTLETT CAPITAL TRUST

Bartlett Capital Trust currently offers two series: Bartlett Value International Fund ("Value International") and Bartlett Basic Value Fund ("Basic Value"). The investment objectives of Value International and Basic Value may be changed without shareholder approval; however, shareholders of these funds will be given a minimum of 30 days' prior written notice before any change takes place.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

             BARTLETT VALUE INTERNATIONAL FUND

             Investment objective: capital appreciation.

             Principal investment strategies:

             Bartlett & Co. ("Adviser") is the fund's investment adviser. Under normal circumstances, the Adviser invests substantially all of the fund's assets in equity securities of non-U.S. issuers. Such securities generally include common stocks, convertible bonds and preferred stocks.

             The Adviser offers a bottom up, value based approach to international investment, with the goal of producing investment returns that are consistently above average while maintaining below average levels of risk (as measured by volatility). Its approach to equity investment is to screen equities for valuations based upon earnings, cash flow, book value and dividend multiples that fall into the lower half of the global stock universe. Only companies with strong balance sheets and proven track records are included. It then performs a more intense financial and company evaluation to select those stocks with superior outlooks. Finally, it evaluates the economic, political and market environment in which the company operates, as well as potential currency risk.

             The fund invests in non-U.S. securities, and is broadly diversified by country and region. Currency exposure is likewise broadly diversified and reflects the business exposure of the companies represented in the portfolio.

             The Adviser's goal in individual stock selection and portfolio construction is to produce a portfolio with above average potential for growth and financial strength, with attractive valuations. It selects stocks with a time horizon of at least two years, and portfolio turnover is low -- it has averaged about 30% over the last twelve years.

             The fund intends to diversify its investments among issuers representing various countries. The fund may invest in countries in Europe, the Far East, Latin America, Asia, Africa, Canada, Australia and other geographic regions. The fund may at times invest more than 25% of its total assets in any major industrial or developed country when the Adviser believes there is no country-specific risk.

             The Adviser will invest in foreign equity securities that it believes to be attractively priced relative to their intrinsic value. Income is a secondary consideration. The Adviser focuses on characteristics such as relative price/earnings ratios, dividend yields and price/book value ratios when analyzing a security's intrinsic value.

             If a stock reaches a valuation that is higher than the intrinsic value and growth prospects of the company warrant, or if the fundamentals of the company's operations turn negative, the stock will be sold.

             For temporary defensive purposes, the fund may invest substantially all of its assets in one or two countries and all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principle investment strategies and the fund may not achieve its investment objective.

             BARTLETT BASIC VALUE FUND

             Investment objective: capital appreciation.

             Principal investment strategies:

             The fund invests primarily in common stocks or securities convertible into common stocks that the Adviser believes to be selling at attractive prices relative to their intrinsic value. Income is a secondary consideration.

             The Adviser offers a bottom up, value based approach to investing in equity securities, with the goal of producing investment returns that are above average over long-term market cycles while seeking to maintain below average levels of risk. Its approach to equity investments is to screen equities for valuations based upon earnings, cash flow, book value and dividend multiples that fall into the lower half of the stock universe (primarily U.S.). It then performs a more intense financial and company evaluation to select those stocks that the adviser believes have superior outlooks.

             The Adviser's goal in individual stock selection and portfolio construction is to produce a diversified portfolio with above average potential for growth and financial strength, albeit with attractive valuations. It selects stocks with a time horizon of at least two years, and portfolio turnover is expected to be low.

             In seeking its objective, the fund invests only in securities of companies with at least three years of operating history.

             If a stock appreciates to such a level that its position in relation to the entire portfolio would be inordinately large, a portion of the position will be sold so that, in most instances, no position will be in excess of 5% of the total portfolio. Positions may also be reduced once the stock has reached a price objective that is determined upon purchase of the stock. Securities may be sold prior to their reaching their target price in the event that certain fundamental aspects of the company's business have changed.

             For temporary defensive purposes, the fund may invest without limit in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principle investment strategies and the fund may not achieve its investment objective.

PRINCIPAL RISKS
---------------

             In general:

             There is no assurance that a fund will meet its investment objective; investors can lose money by investing in the funds. As with all mutual funds, an investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

             Market risk:

             Stock  prices   generally   fluctuate  more  than  those  of  other
             securities, such as debt securities.

             Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or a sector of the economy, or may affect the market as a whole. A fund may experience a substantial or complete loss on individual stocks.

             Style risk:

             Value International and Basic Value invest in stocks believed to be attractively priced relative to their intrinsic value. Such an approach involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks.

             Foreign securities risk:

             Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

             In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

             Emerging markets risk:

             The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreigners from withdrawing their money at will.

             Currency risk:

             Purchases of foreign securities are usually made in foreign currencies and, as a result, a fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

             The conversion of certain European currencies into the Euro began on January 1, 1999, and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition.

PERFORMANCE
-----------
Each fund has three authorized classes of shares: Class A shares, Class C shares and Class Y shares. The information provided below is primarily for Class A which is the class with the longest history. Its expenses generally are slightly lower, and its performance higher than Class C shares. Each class is subject to different expenses and a different sales charge structure. Class Y shares are offered through a separate prospectus only to certain investors. The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. Sales charges have not been deducted from total returns (in the bar chart) for Class A shares. Returns would have been lower had these charges been deducted.

              Bartlett Value International Fund -- Class A Shares:

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

     1990    -14.52
     1991     21.49
     1992     -1.83
     1993     31.35
     1994      -.53
     1995      9.15
     1996     16.05
     1997      6.14
     1998     -2.88
     1999     32.02

              DURING THE PAST TEN CALENDAR YEARS OF CLASS A SHARES:

                            Quarter Ended               Total Return
                            -------------               ------------

     Best quarter:          June 30, 1997                   13.05%
     Worst quarter:         September 30, 1990             -19.17%

             In the following table, average annual total returns as of December 31, 1999, are compared with the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index, which is an unmanaged index of common stocks of foreign companies.

                                    1 Year     5 Years   10 Years  Life of Class
                                    ------     -------   --------  -------------

Bartlett Value International Fund   32.02%     11.51%     8.67%    8.64%(a)
Class A
Bartlett Value International Fund   31.04%     n/a        n/a      4.95%(b)
Class C
MSCI EAFE Index                     26.96%     12.83%     7.01%    7.30%(c)

             (a) October 6, 1989 (commencement of sale of Class A shares) to December 31, 1999.
             (b) July 23, 1997 (commencement of sale of Class C shares) to December 31, 1999.
             (c) For Class A, the index's return shown in the table is for the period September 30, 1989 to December 31, 1999. For Class C, the index's return of 13.99% is for the period July 31, 1997 to December 31, 1999.

             These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

                  Bartlett Basic Value Fund -- Class A Shares:

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

     1990     -9.60
     1991     25.96
     1992     10.24
     1993     11.65
     1994      0.40
     1995     31.56
     1996     18.42
     1997     29.46
     1998      3.76
     1999     -5.73

              DURING THE PAST TEN CALENDAR YEARS OF CLASS A SHARES

                    Quarter Ended                Total Return
                    -------------                ------------

Best quarter:       March 31, 1991                   16.74%
Worst quarter:      September 30, 1990              -18.78%


             In the following table, average annual total returns as of December 31, 1999 are compared with the Standard & Poor's 500 Stock Index (S&P 500), a broad-based unmanaged index of common stocks commonly used to measure general stock market activity.

                                    1 Year     5 Years   10 Years  Life of Class
                                    ------     -------   --------  -------------

Bartlett Basic Value Fund Class A   -5.73%     14.55%    10.75%    11.49%(a)
Bartlett Basic Value Fund Class C   -7.37%     n/a       n/a        0.50%(b)
S&P 500                             21.04%     28.56%    18.21%    17.53%(c)

             (a) May 5, 1983 (commencement of sale of Class A shares) to December 31, 1999.
             (b) September 12, 1997 (commencement of sale of Class C shares) to December 31, 1999.
             (c) For Class A, the index's return shown in the table is for the period April 30, 1983 to December 31, 1999. For Class C, the index's return of 23.24% is for the period September 30, 1997 to December 31, 1999.

             These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

FEES AND EXPENSES OF THE FUNDS
------------------------------

             The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

                                 CLASS A SHARES

                                Shareholder Fees
                    (fees paid directly from your investment)

                                   Value                  Basic
                               International              Value
                               -------------              -----
Maximum sales charge
(load) imposed on
purchases (as a % of
offering price) (a)                4.75%                  4.75%
-------------------                -----                  -----

Maximum deferred sales
charge (as a % of net asset
value) (b)                         None                   None


                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)
                  ---------------------------------------------

                                   Value                  Basic
                               International              Value
                               -------------              -----

Management fees (c)                1.25%                  0.75%
Service (12b-1) fees               0.25%                  0.25%
Other expenses                     0.65%                  0.26%
--------------                     -----                  -----

Total Annual Fund
Operating Expenses (c)             2.15%                  1.26%


             (a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Invest."
             (b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares will be imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. See "How to Invest."
             c) The Adviser has voluntarily agreed to waive fees so that expenses of Class A shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of each fund's average daily net assets attributable to Class A shares as follows: Value International, 1.80% and Basic Value, 1.15%. These voluntary waivers will continue until April 30, 2001 and may be terminated at any time. With these waivers, management fees and total annual fund operating expenses were as follows: Value International, .95% and 1.80%; Basic Value, 0.66% and 1.15% for the fiscal year ended December 31, 1999.

Example:

             This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

                                    1 Year     3 Years   5 Years   10 Years
                                    ------     -------   -------   --------

Value International                 $683       $1116     $1574     $2840

Basic Value                         $597       $856      $1134     $1925

                                 CLASS C SHARES

                                Shareholder Fees
                    (fees paid directly from your investment)

                                   Value                  Basic
                               International              Value
                               -------------              -----
Maximum sales charge
(load) imposed on
purchases (as a % of
offering price)                    None                   None
---------------
Maximum deferred
sales charge (as a % of
net asset value) (a)               1.00%                  1.00%


                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

                                   Value                  Basic
                               International              Value
                               -------------              -----

Management fees (b)                1.25%                  0.75%
Distribution and
Service (12b-1) fees               1.00%                  1.00%
Other expenses                     0.65%                  0.31%
--------------                     -----                  -----

Total Annual Fund
Operating Expenses (b)             2.90%                  2.06%

             (a) A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date. See "How to Invest."
             (b) The Adviser has voluntarily agreed to waive fees so that expenses of Class C shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of each fund's average daily net assets attributable to Class C shares as follows: Value International, 2.55% and Basic Value, 1.90%. These voluntary waivers will continue until April 30, 2001 and may be terminated at any time. With these waivers, management fees and total annual fund operating expenses were as follows: Value International, 0.95% and 2.55%; Basic Value, 0.66% and 1.90% for the fiscal year ended December 31, 1999.

             Example:

             This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

                                    1 Year     3 Years   5 Years   10 Years
                                    ------     -------   -------   --------

Value International                 $393       $898      $1,528    $3,223

Basic Value                         $309       $646      $1,108    $2,390

MANAGEMENT
----------

             Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio, is the funds' investment adviser. The Adviser is responsible for the actual investment management of the funds, including making decisions and placing orders to buy, sell or hold a particular security. Bartlett also supervises all aspects of the operations of each fund as administrator.

             The Adviser provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of the Adviser were approximately $2.8 billion as of December 31, 1999.

             For its services during the fiscal year ended December 31, 1999, each fund paid the Adviser a fee equal to a percentage of its average daily net assets as follows:

    Value International                0.95%

    Basic Value                        0.66%

PORTFOLIO MANAGEMENT:

             VALUE INTERNATIONAL -- Madelynn M. Matlock, CFA, is primarily responsible for managing the fund. She has been the Director of International Investments at Bartlett for the past five years. Her responsibilities include the portfolio management of Bartlett's international accounts, including the fund, as well as analytical and administrative duties related to that function. Ms. Matlock joined Bartlett in 1981.

             BASIC VALUE -- James A. Miller, CFA and Peter A. Sorrentino, CFA, are responsible for co-managing the fund. Mr. Miller is a Senior Portfolio Manager, President and a Director of Bartlett. He joined Bartlett in 1977. He divides his time among fulfilling administrative functions as the President of Bartlett, handling client service aspects of the client relationship, and management of investment portfolios. Mr. Sorrentino joined Bartlett in March 1999 as the Director of Equity Research. Prior to joining Bartlett, Mr. Sorrentino was the Director of Equity Research and Portfolio Management at Firstar Corporation from January 1996 to February 1999. Prior to 1996, he was the Regional Director of Portfolio Management for Banc One Investment Advisors from May 1987 to January 1996.

DISTRIBUTOR OF THE FUNDS' SHARES:

             LM Financial Partners, Inc. ("LMFP" or "Distributor"), 100 Light Street, Baltimore, Maryland, 21202, serves as distributor or principal underwriter of each fund's shares. Each fund has adopted a separate plan with respect to each class that allows it to pay distribution fees and/or shareholder service fees for the sale of its shares and for services provided to shareholders. These fees are calculated daily and paid monthly.

             Each class of shares bears differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

             For Class A shares, each fund may pay the Distributor a service fee at an annual rate of 0.25% of its average daily Class A net assets. For Class C shares, each fund may pay the Distributor a distribution fee at an annual rate of 0.75% and a service fee of 0.25% of average daily Class C net assets. Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

             The Distributor collects the sales charges imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A and Class C shares. The Distributor reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the Class A Purchase Schedule and may from time to time reallow the full amount of the sales charge.

             LMFP may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of the funds.

             The Distributor and the Adviser are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[GRAPHIC]   HOW TO INVEST
---------   -------------

To open an account, complete an account application and return it to:

  LMFP Funds Processing              Applications may be obtained by calling
  P.O. Box 1476                      LMFP at 800-800-3609
  Baltimore, Maryland 21203-1476

  Shares may also be purchased through a broker/dealer that has an agreement with LMFP. Broker/dealers that do not have dealer agreements with LMFP may offer to place purchase orders for the funds. Investors may be charged a transaction fee by these broker/ dealers. This fee will be in addition to any sales charge payable on purchases of Class A shares.

  For each class of shares, the minimum initial investment in a regular account or retirement account is $1,000 and the minimum for each purchase of additional shares is $100. Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans.

  When placing a purchase order, please specify whether the order is for Class A or Class C shares. All purchase orders that fail to specify a class will automatically be invested in Class A shares.

  Once an account is opened, investors may purchase shares of the funds directly through LMFP. LMFP will also accept purchases via bank wire. Such purchases will be effected at the net asset value next determined, plus any applicable sales charge, after the bank wire is received. Your bank may charge a service fee for wiring money to the funds.

  Purchase orders received by LMFP or your broker/dealer and transmitted to the funds' transfer agent before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time), will be processed at the fund's net asset value as of the close of the Exchange on that day, plus any applicable sales charge. Orders received and transmitted to the transfer agent after the close of the Exchange will be processed at the fund's net asset value (plus any applicable sales charge) as of the close of the Exchange on the next day the Exchange is open.

Class A Purchase Schedule:

  Each fund's offering price for Class A share purchases is equal to the net asset value per share plus a front-end sales charge determined from the following schedule (which may be amended from time to time):

                            Sales Charge      Sales Charge    Dealer Reallowance
                             as a % of          as a % of           as a % of
  Amount of Purchase       Offering Price    Net Investment      Offering Price
  ------------------       --------------    --------------      --------------

  Less than $25,000            4.75%              4.99%              4.00%
  -----------------            -----              -----              -----

  $25,000 to $49,999           4.50               4.71               3.75
  ------------------           ----               ----               ----

  $50,000 to $99,999           4.00               4.17               3.25
  ------------------           ----               ----               ----

  $100,000 to $249,999         3.50               3.63               2.75
  --------------------         ----               ----               ----

  $250,000 to $499,999         2.50               2.56               2.00
  --------------------         ----               ----               ----

  $500,000 to $999,999         2.00               2.04               1.60
  --------------------         ----               ----               ----

  $1 million or more*          0.00               0.00               1.00

   * A CDSC of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more made within one year of the purchase date. See "How to Sell Your Shares" for a discussion of any applicable CDSC on Class A shares.

   LMFP will pay the following commission to brokers that initiate and are responsible for purchases of Class A shares by any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.

   Sales Charge Waivers for Class A Shares:

   Purchases of Class A shares made by the following investors will not be subject to a sales charge:

   -  advisory clients (and related accounts) of Bartlett & Co.
   - certain employee benefit or retirement accounts (subject to the discretion of Bartlett & Co.)
   - officers and trustees of Bartlett Capital Trust
   - employees of Legg Mason, Inc. and its affiliates
   - registered representatives or full-time employees of broker/dealers that have dealer agreements with LMFP
   - the children, siblings and parents of such persons

   - broker/dealers, registered investment advisers, financial institutions or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and LMFP
   - purchases of $1,000,000 or more (purchases of the two funds may be combined for this purpose)

   In addition, all existing shareholders of Basic Value and Value International as of July 18, 1997 will be allowed to purchase additional Class A shares of their fund without a sales charge.

   Investors may be eligible for a reduced sales charge on purchases of Class A shares through a Right of Accumulation or under a Letter of Intent.

   Right of Accumulation:

   To receive the Right of Accumulation, investors must give LMFP or their broker/dealer sufficient information to permit qualification. If qualified, investors may purchase shares of the funds at the sales charge applicable to the total of:

   - the dollar amount being purchased plus
   - the dollar amount of the investors' concurrent purchases of Class A shares of the other fund plus
   - the price of all shares of Class A shares of Bartlett funds already held by the investor

   Letter of Intent:

   Investors may execute a Letter of Intent indicating an aggregate amount to be invested in Class A shares of any fund in the following thirteen months. All purchases made during that period will be subject to the sales charge applicable to that aggregate amount.

   If a Letter of Intent is executed within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the Letter of Intent and an adjustment will be made to the applicable sales charge. The adjustment will be based on the current net asset value of the respective fund(s).

   If the total amount of purchases does not equal the aggregate amount covered by the Letter of Intent after the thirteenth month, you will be required to pay the difference between the sales charges paid at the reduced rate and the sales charge applicable to the purchases actually made.

   Shares having a value equal to 5% of the amount specified in the Letter of Intent will be held in escrow during the thirteen month period (while remaining registered in your name) and will be subject to redemption to assure any necessary payment to LMFP of a higher applicable sales charge.

   Purchasing Class C Shares:

   Purchases of Class C shares are not subject to a front-end sales charge but are subject to higher ongoing expenses. Class C shares purchased through a Legg Mason Financial Advisor are not subject to the CDSC.

   Programs Applicable to Class A and Class C:

   For further information regarding these programs, please contact LMFP or your broker/dealer.

   Systematic      Shares of a fund may be purchased through the Systematic Plan
   Investment      by Investment  authorizing the transfer agent to transfer $50
   Plan            or more each month from your checking Plan account.
   ----            --------------------------------------------------

   Automatic       Arrangements  may be made with some  employers  and financial
   Investments     institutions,  such as banks or credit  unions,  for  regular automatic  monthly  investments  of $50 or  more  in a  fund.
                   Dividends from certain unit investment trusts may also be invested automatically in a fund.

Purchases and Redemptions Through Institutions:

   Certain institutions having an agreement with LMFP or the funds may accept purchase and redemption orders. A fund will be deemed to have received your purchase or redemption order when that institution accepts the order. Your order will be processed at the next price calculated after the order has been accepted by the institution. Investors should consult with their institution regarding the time by which they must receive your order to get that day's price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

HOW TO SELL YOUR SHARES
-----------------------
Any of the following methods may be used to sell your Class A and Class C shares:

   Telephone        Call LMFP at 800-800-3609 or your  broker/dealer and request a redemption.  Please have the following  information  ready when you call:  the name of the fund,  the  number of shares
                    (or  dollar  amount)  to be  redeemed  and your  shareholder account number.
                    Wire requests will be subject to a fee of $12. Be sure that
                    LMFP or your broker/dealer has your bank account information on file.
                    The funds will follow  reasonable  procedures to ensure the validity  of  any  telephone  redemption  request,  such  as requesting identifying information from callers or employing identification  numbers.  Unless you specify that you do not wish to have  telephone  redemption  privileges,  you may be held responsible for any fraudulent telephone order.
                    ---------------------------------------------------

   Mail Send a letter to LMFP Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476 or to your broker/dealer requesting redemption of your shares. The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification unless the proceeds are to be sent directly to the address of record as maintained by the transfer agent. You may obtain a signature guarantee from most banks or securities dealers.

             Redemption requests received by the transfer agent before the close of the Exchange will be effected at that day's closing net asset value (plus any applicable CDSC).

             Your order will be processed promptly and the proceeds normally will settle in your LMFP brokerage account within two business days. Proceeds may also be paid by check or, if offered by your broker/dealer, credited to your brokerage account there. If shares are held in the broker/dealer's "street name," the redemption must be made through the broker/dealer. Broker/dealers may charge a service fee for handling redemption transactions placed through them. Investors should contact their broker/dealer for further information.

             Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

             Additional   documentation  may  be  required  from   corporations,
             executors, partnerships, administrators, trustees or custodians.

             Contingent Deferred Sales Charges:

             Class A -- If you redeem any Class A shares within one year that were purchased without a sales charge because the purchase totaled $1,000,000 or more, you will be subject to a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. You may exchange such shares purchased without a sales charge for Class A shares of the other fund without being charged a CDSC. You will be subject to a CDSC if you redeem shares acquired through exchange.

             Class C -- A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date.

             Class A or Class C shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents (i) reinvestment of dividends or other distributions or (ii) shares redeemed more than one year after their purchase. The amount of any CDSC will be paid to LMFP.

ACCOUNT POLICIES
----------------

             Calculation of net asset value:

             Net asset value per share is determined daily, as of the close of the New York Stock Exchange ("Exchange"), on every day that the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's share price, the fund's assets for each class are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. Each fund's securities are valued on the basis of market quotations, or lacking such quotations, at fair value as determined under policies established by the Board of Trustees.

             Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.

             Foreign securities denominated in a foreign currency are converted into U.S. dollars using current exchange rates. Trading of foreign securities may not take place on every day the Exchange is open and may take place in various foreign markets on Saturdays or on other days when the Exchange is not open. As a result, the net asset value of a fund's shares may change on days when investors will not be able to purchase or redeem their fund shares.

             Events affecting the value of foreign securities that occur after the close of the Exchange but before a fund's net asset value is calculated will not be reflected in that day's net asset value unless a determination is made that the event would materially affect the fund's net asset value. In such a case, the Adviser may adjust the fund's net asset value, under policies established by the Board of Trustees.

             Other:

             If your account in a fund falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

             Each fund reserves the right to:

             - reject any order for shares or suspend the offering of shares for a period of time.

             - change its minimum investment amounts.

             - delay sending out redemption  proceeds for up to seven days. This generally applies only in cases of very large redemptions or excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

SERVICES FOR INVESTORS
----------------------

             For further information regarding any of the services below, please contact LMFP or your broker/dealer.

             Confirmations and Account Statements:

             Confirmations will be sent to you after each transaction (except a reinvestment of dividends or capital gains distributions and purchases through the Systematic Investment Plan or through automatic investments).

             LMFP or your broker/dealer will send you account statements monthly unless there has been no activity in the account, in which case you will receive a statement quarterly. You will also receive a statement quarterly if you participate in the Systematic Investment Plan or if you purchase shares through automatic investments.

             Systematic Withdrawal Plan:

             If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund that is participating in the plan.

             Exchange Privilege:

             Fund shares may be exchanged for the corresponding class of shares of the other Bartlett fund or the Legg Mason Cash Reserve Trust (a money market fund), provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

             There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. A CDSC may apply to the redemption of Class A and/or Class C shares acquired through an exchange. In addition, an exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

             Each fund reserves the right to:

             - terminate or limit the exchange  privilege of any shareholder who makes more than four exchanges from the fund in one calendar year

             - terminate or modify the exchange  privilege after 60 days' notice to shareholders

             Reinstatement Privilege:

             If you have redeemed your Class A shares, you may reinstate your fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption. Within 90 days of a redemption, contact LMFP or your broker/dealer and notify them of your desire to reinstate and give them an order for the amount to be purchased. The reinstatement will be made at the net asset value next determined after the notification and purchase order have been received by the transfer agent.

DISTRIBUTIONS AND TAXES
-----------------------

             Value International and Basic Value each declares and pays any dividends from net investment income on a quarterly basis and dividends from any net short-term capital gains annually.

             Each fund distributes substantially all net capital gain (the excess of any net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

             Your dividends and distributions will be automatically reinvested in the same class of shares of the distributing fund unless you elect to receive dividends and/or distributions in cash. To change your election, you must notify the fund at least 10 days before the next dividend or distribution is to be paid. You may also request that your dividends and distributions be reinvested in the same class of shares of another fund.

             If the postal or other delivery service is unable to deliver your distribution check, your distribution option will automatically be converted to having all dividends and distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

             Fund dividends and distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares. Dividends from investment company taxable income (which includes net investment income and net short-term capital gains) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

             The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

             A tax statement is sent to each investor at the end of each year detailing the tax status of your distributions.

             Each fund will withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

             Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

FINANCIAL HIGHLIGHTS
--------------------

             The financial highlights tables on the following pages are intended to help you understand each fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 800-800-3609.

                             BARTLETT CAPITAL TRUST
                        BARTLETT VALUE INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS

                                    Class A

                                             For the Years Ended December 31,           For the Years Ended March 31,
                                          -------------------------------------------------------------------------------------
                                           1999          1998           1997*         1997            1996            1995
PER SHARE OPERATING PERFORMANCE:
-------------------------------
Net asset value, beginning of period       $11.50        $12.45         $13.64        $12.59          $11.64          $12.46

Net investment income (loss)                 0.21 B       (0.02)B         0.05 B        0.08            0.13            0.09 A
Net realized and unrealized gain (loss)
   on investments and foreign
   currency transactions                     3.36         (0.35)          0.31          1.81            1.33           (0.21)
                                           ------------------------------------------------------------------------------------
Total from investment operations             3.57         (0.37)          0.36          1.89            1.46           (0.12)

Distributions to shareholders from:
   Net investment income                    (0.56)        (0.20)         (0.17)        (0.08)          (0.13)          (0.09)
   In excess of net investment income           -             -              -         (0.01)          (0.01)              -
   Net realized gain on investments             -         (0.38)         (1.38)        (0.75)          (0.37)          (0.61)
                                           ------------------------------------------------------------------------------------
Total distributions                         (0.56)        (0.58)         (1.55)        (0.84)          (0.51)          (0.70)

Net asset value, end of period             $14.51        $11.50         $12.45        $13.64          $12.59          $11.64


Total return C                              32.02%       ( 2.88)%         2.79% D      15.45%          12.76%         ( 1.18)%


RATIOS/SUPPLEMENTAL DATA:
------------------------
Ratios to average net assets
   Expenses                                  1.80% B       1.73% B        1.78% B,E     1.81%           1.83%           1.83% A
   Net investment income                     1.69% B       0.37% B        0.49% B,E     0.62%           1.06%           0.80% A

Portfolio turnover rate                        23%           27%            44% E         31%             38%             24%

Net assets, end of period (in thousands)   $41,292       $47,856        $68,648       $83,973         $72,041         $57,664

-------------------------------------------------------------------------------------------------------------------------------

* The year end for Bartlett Value International was changed to December 31 in 1997. The information in this column is for the nine months ended 12/31/97.
A The Advisor has periodically absorbed the expenses of Bartlett Value International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94% and the ratio of net investment income to average net assets would have been .49% for the year ended March 31, 1995.
B Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the year ended December 1999, 2.15%; for the year ended December 1998, 1.87%; for the nine months ended December 1997, 1.95%.
C  Excluding sales charge
D  Not annualized
E  Annualized

                             BARTLETT CAPITAL TRUST
                        BARTLETT VALUE INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS

                                     Class C

                                                For the              For the           September 12, 1997*
                                              Year Ended           Year Ended                 to
                                           December 31, 1999     December 31, 1998      December 31, 1997
                                           ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------
Net asset value, beginning of period           $11.34                $12.30                $15.70

Net investment income (loss)                     0.15 A                0.10 A                0.08 A
Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                      3.27                 (0.55)                (1.82)
                                           ---------------------------------------------------------------

Total from investment operations                 3.42                 (0.45)                (1.74)

Distributions to shareholders from:
      Net investment income                     (0.52)                (0.13)                (0.28)
      In excess of net investment income            -                     -                     -
      Net realized gain on investments              -                 (0.38)                (1.38)
                                           ---------------------------------------------------------------
Total distributions                             (0.52)                (0.51)                (1.66)

Net asset value, end of period                 $14.24                $11.34                $12.30


Total return                                    31.04%               ( 3.64)%              (10.87)% C


RATIOS/SUPPLEMENTAL DATA:
------------------------

Ratios to average net assets
      Expenses                                   2.55% A               2.55% A               2.55% A,D
      Net investment income                      1.00% A             ( 0.55)% A             ( 1.68)% A,D


Portfolio turnover rate                            23%                   27%                   44% D

Net assets, end of period (in thousands)        $4,063                $3,916                  $895

----------------------------------------------------------------------------------------------------------


*  Commencement of operations
A Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.90%; 1998, 2.69%; 1997, 2.70%.
B Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.85%; 1998, 1.61%; 1997, 1.59%.
C  Not annualized
D  Annualized

                             BARTLETT CAPITAL TRUST
                            BARTLETT BASIC VALUE FUND
                              FINANCIAL HIGHLIGHTS

                                    Class A

                                              For the Years               For the Nine
                                              Ended December 31,          Months Ended      For the Years Ended March 31,
                                            ----------------------------------------------------------------------------------
                                            1999           1998           12/31/97*           1997       1996          1995
PER SHARE OPERATING PERFORMANCE:
-------------------------------
Net asset value, beginning of period        $18.34         $18.95         $18.33            $17.94       $15.39        $14.89

Net investment income                         0.18 A         0.20 A         0.19 A            0.22         0.30          0.27
Net realized and unrealized gain (loss)
     on investments and foreign
     currency transactions                   (1.25)          0.48           5.59              1.82         3.32          1.53
                                            ----------------------------------------------------------------------------------
Total from investment operations             (1.07)          0.68           5.78              2.04         3.62          1.80

Distributions to shareholders from:
     Net investment income                   (0.26)         (0.14)         (0.22)            (0.26)       (0.24)        (0.27)
     Net realized gain on investments        (2.77)         (1.15)         (4.94)            (1.39)       (0.83)        (1.03)
                                            ----------------------------------------------------------------------------------
Total distributions                          (3.03)         (1.29)         (5.16)            (1.65)       (1.07)        (1.30)

Net asset value, end of period              $14.24         $18.34         $18.95            $18.33       $17.94        $15.39

Total return   B                            ( 5.73)%         3.76%         33.14% C          11.30%       24.05%        12.67%


RATIOS/SUPPLEMENTAL DATA:
------------------------
Ratios to average net assets:
     Expenses                                 1.15% A        1.08% A        1.13% A,D         1.16%        1.17%         1.20%
     Net investment income                    0.93% A        1.05% A        1.15% A,D         1.18%        1.79%         1.81%

Portfolio turnover rate                         46%            28%            42% D              23%          25%           26%

Net assets, end of period (in thousands)    $71,843       $119,626      $133,076           $119,208     $125,636      $102,721

------------------------------------------------------------------------------------------------------------------------------

* The year end for Bartlett Basic Value has been changed from March 31 to December 31.
A Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the year ended December 31, 1999, 1.26%; for the year ended December 31, 1998, 1.20%; for the nine months ended December 31, 1997, 1.19%.
B   Excluding sales charge
C   Not annualized
D   Annualized

                             BARTLETT CAPITAL TRUST
                            BARTLETT BASIC VALUE FUND
                              FINANCIAL HIGHLIGHTS

                                    Class C

                                                For the              For the           September 12, 1997*
                                              Year Ended           Year Ended                 to
                                           December 31, 1999     December 31, 1998     December 31, 1997
                                           ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------
Net asset value, beginning of period           $18.03                $18.75                 $22.84

Net investment income                            0.02 A                0.10 A                 0.24 A
Net realized and unrealized gain (loss)
     on investments and foreign
     currency transactions                      (1.20)                 0.41                   0.88
                                               -----------------------------------------------------------

Total from investment operations                (1.18)                 0.51                   1.12

Distributions to shareholders from:
     Net investment income                      (0.03)                (0.08)                 (0.27)
     Net realized gain on investments           (2.77)                (1.15)                 (4.94)
                                               -----------------------------------------------------------
Total distributions                             (2.80)                (1.23)                 (5.21)

Net asset value, end of period                 $14.05                $18.03                 $18.75

Total return                                   ( 6.44)%                2.96%                  6.07% C


RATIOS/SUPPLEMENTAL DATA:
------------------------
Ratios to average net assets:
     Expenses                                   1.90% A                1.90% A                1.90% A,D
     Net investment income                      0.18% A                0.29% A                1.11% A,D

Portfolio turnover rate                           46%                    28%                    42% D

Net assets, end of period (in thousands)       $1,181                 $2,228                   $395

----------------------------------------------------------------------------------------------------------


*  Commencement of operations
A Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.06%; 1998, 2.02%; 1997, 2.00%.
B Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 0.99%; 1998, 0.94%; 1997, 0.96%.
C  Not annualized
D  Annualized

Bartlett Capital Trust
----------------------

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

         -  call toll-free 800-800-3609
         -  visit us on the Internet via http://www.leggmasonfunds.com
         -  write to us at:  Bartlett Mutual Funds
                             c/o LMFP 100 Light Street, P.O. Box 1476
                             Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: http://www.publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

BAR-001                                               SEC file number 811-3613

                                                                        BARTLETT
                                                                    MUTUAL FUNDS


                                                       Class Y Shares Prospectus

                                                                  April 28, 2000

                                                                        Bartlett
                                                        Value International Fund

                                                                        Bartlett
                                                                Basic Value Fund


                                                          BARTLETT CAPITAL TRUST




As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E   O F  C O N T E N T S

A b o u t   t h e  f u n d s:


          3       Investment objectives

          5       Principal risks

          6       Performance

          8       Fees and expenses of the funds

          9       Management


A b o u t  y o u r  i n v e s t m e n t:


         10       How to invest

         11       How to sell your shares

         12       Account policies

         13       Services for investors

         14       Dividends and taxes

         15       Financial highlights

BARTLETT CAPITAL TRUST

Bartlett Capital Trust currently offers two series: Bartlett Value International Fund ("Value International") and Bartlett Basic Value Fund ("Basic Value"). The investment objectives of Value International and Basic Value may be changed without shareholder approval; however, shareholders of these funds will be given a minimum of 30 days' prior written notice before any change takes place.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

             BARTLETT VALUE INTERNATIONAL FUND

             Investment objective: capital appreciation.

             Principal investment strategies:

             Bartlett & Co. ("Adviser") is the fund's investment adviser. Under normal circumstances, the Adviser invests substantially all of the fund's assets in equity securities of non-U.S. issuers. Such securities generally include common stocks, convertible bonds and preferred stocks.

             The Adviser offers a bottom up, value based approach to international investment, with the goal of producing investment returns that are consistently above average while maintaining below average levels of risk (as measured by volatility). Its approach to equity investment is to screen equities for valuations based upon earnings, cash flow, book value and dividend multiples that fall into the lower half of the global stock universe. Only companies with strong balance sheets and proven track records are included. It then performs a more intense financial and company evaluation to select those stocks with superior outlooks. Finally, it evaluates the economic, political and market environment in which the company operates, as well as potential currency risk.

             The fund invests in non-U.S. securities, and is broadly diversified by country and region. Currency exposure is likewise broadly diversified and reflects the business exposure of the companies represented in the portfolio.

             The Adviser's goal in individual stock selection and portfolio construction is to produce a portfolio with above average potential for growth and financial strength, with attractive valuations. It selects stocks with a time horizon of at least two years, and portfolio turnover is low -- it has averaged about 30% over the last twelve years.

             The fund intends to diversify its investments among issuers representing various countries. The fund may invest in countries in Europe, the Far East, Latin America, Asia, Africa, Canada, Australia and other geographic regions. The fund may at times invest more than 25% of its total assets in any major industrial or developed country when the Adviser believes there is no country-specific risk.

             The Adviser will invest in foreign equity securities that it believes to be attractively priced relative to their intrinsic value. Income is a secondary consideration. The Adviser focuses on characteristics such as relative price/earnings ratios, dividend yields and price/book value ratios when analyzing a security's intrinsic value.

             If a stock reaches a valuation that is higher than the intrinsic value and growth prospects of the company warrant, or if the fundamentals of the company's operations turn negative, the stock will be sold.

             For temporary defensive purposes, the fund may invest substantially all of its assets in one or two countries and all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principle investment strategies and the fund may not achieve its investment objective.

             BARTLETT BASIC VALUE FUND

             Investment objective: capital appreciation.

             Principal investment strategies:

             The fund invests primarily in common stocks or securities convertible into common stocks that the Adviser believes to be selling at attractive prices relative to their intrinsic value. Income is a secondary consideration.

             The Adviser offers a bottom up, value based approach to investing in equity securities, with the goal of producing investment returns that are above average over long-term market cycles while seeking to maintain below average levels of risk. Its approach to equity investments is to screen equities for valuations based upon earnings, cash flow, book value and dividend multiples that fall into the lower half of the stock universe (primarily U.S.). It then performs a more intense financial and company evaluation to select those stocks that the Adviser believes have superior outlooks.

             The Adviser's goal in individual stock selection and portfolio construction is to produce a diversified portfolio with above average potential for growth and financial strength, albeit with attractive valuations. It selects stocks with a time horizon of at least two years, and portfolio turnover is expected to be low.

             In seeking its objective, the fund invests only in securities of companies with at least three years of operating history.

             If a stock appreciates to such a level that its position in relation to the entire portfolio would be inordinately large, a portion of the position will be sold so that, in most instances, no position will be in excess of 5% of the total portfolio. Positions may also be reduced once the stock has reached a price objective that is determined upon purchase of the stock. Securities may be sold prior to their reaching their target price in the event that certain fundamental aspects of the company's business have changed.

             For temporary defensive purposes, the fund may invest without limit in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principle investment strategies and the fund may not achieve its investment objective.

             PRINCIPAL RISKS
             ---------------

             In general:

             There is no assurance that a fund will meet its investment objective; investors can lose money by investing in the funds. As with all mutual funds, an investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

             Market risk:

             Stock  prices   generally   fluctuate  more  than  those  of  other
             securities, such as debt securities.

             Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or a sector of the economy, or may affect the market as a whole. A fund may experience a substantial or complete loss on individual stocks.

             Style risk:

             Value International and Basic Value invest in stocks believed to be attractively priced relative to their intrinsic value. Such an approach involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks.

             Foreign securities risk:

             Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

             In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

             Emerging markets risk:

             The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreigners from withdrawing their money at will.

             Currency risk:

             Purchases of foreign securities are usually made in foreign currencies and, as a result, a fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

             The conversion of certain European currencies into the Euro began on January 1, 1999, and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition.

PERFORMANCE
-----------
The information below provides an indication of the risks of investing in a fund by showing changes in the funds' performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

              Bartlett Value International Fund -- Class Y Shares:

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

                                   1998 -2.65%

                                   1999 32.35%

              DURING THE PAST TWO CALENDAR YEARS OF CLASS Y SHARES:

                       Quarter Ended                  Total Return
                       -------------                  ------------

Best quarter:          December 31, 1998                    13.03%
Worst quarter:         September 30, 1998                  -16.38%

             In the following table, average annual total returns as of December 31, 1999 are compared with the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, which is an unmanaged index of common stocks of foreign companies.

                                         1 Year         Life of Class
                                         ------         -------------

Bartlett Value International Fund
Class Y                                  32.35%               5.91%(a)

MSCI EAFE Index                          26.96%              13.99%(b)


             (a) August 15, 1997  (commencement  of  operations) to December 31,
                 1999.
             (b) For the period July 31, 1997 to December 31, 1999.

             These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

                  Bartlett Basic Value Fund -- Class Y Shares:

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

                                   1998  3.99%

                                   1999 -5.51%

              DURING THE PAST TWO CALENDAR YEARS OF CLASS Y SHARES:

                       Quarter Ended                  Total Return
                       -------------                  ------------

Best quarter:          December 31, 1998                    15.20%
Worst quarter:         September 30, 1998                  -15.17%


             In the following table, average annual total returns as of December 31, 1999 are compared with the Standard & Poor's 500 Stock Index, a broad-based unmanaged index of common stocks commonly used to measure general stock market activity.

                                         1 Year         Life of Class
                                         ------         -------------

Bartlett Basic Value Fund Class Y        -5.51%              3.02%(a)

S & P 500                                21.04%             21.28%(b)

             (a) August 15, 1997  (commencement  of  operations) to December 31,
                 1999.

             (b) For the period July 31,1997 to December 31, 1999.

             These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

FEES AND EXPENSES OF THE FUNDS
------------------------------

             The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

                                 CLASS Y SHARES

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

                                       Value                   Basic
                                   International               Value
                                   -------------               -----

Management fees (a)                    1.25%                   0.75%
Service (12b-1) fees                   None                    None
Other expenses                         0.60%                   0.24%
--------------                         -----                   -----

Total Annual Fund
Operating Expenses                     1.85%                   0.99%

             (a) Bartlett & Co., as investment  adviser,  has voluntarily agreed to waive fees so that expenses of Class Y shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of each fund's average daily net assets attributable to Class Y shares as follows: Value International, 1.55% and Basic Value, 0.90%. These voluntary waivers will continue until April 30, 2001 and may be terminated at any time. With these waivers, management fees and total annual fund operating expenses were as follows: Value International, 0.95% and 1.55%; and Basic Value, 0.66% and 0.90% for the fiscal year ended December 31, 1999.

             Example:

             This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.


                          1 Year       3 Years      5 Years        10 Years
                          ------       -------      -------        --------

Value International        $188         $582         $1,001         $2,169

Basic Value                $101         $315         $547           $1,213

MANAGEMENT
----------

             Bartlett & Co. 36 East Fourth Street, Cincinnati, Ohio, is the funds' investment adviser. The Adviser is responsible for the actual investment management of the funds, including making decisions and placing orders to buy, sell or hold a particular security. Bartlett also supervises all aspects of the operations of each fund as administrator.

             The Adviser provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of the adviser were approximately $2.8 billion as of December 31, 1999. For its services during the fiscal year ended December 31, 1999, each fund paid the Adviser a fee equal to a percentage of its average daily net assets as follows:

    Value International                  0.95%

    Basic Value                          0.66%

PORTFOLIO MANAGEMENT:

             VALUE INTERNATIONAL -- Madelynn M. Matlock, CFA, is primarily responsible for managing the fund. She has been the Director of International Investments at Bartlett for the past five years. Her responsibilities include the portfolio management of Bartlett's international accounts, including the fund, as well as analytical and administrative duties related to that function. Ms. Matlock joined Bartlett in 1981.

             BASIC VALUE -- James A. Miller, CFA and Peter A. Sorrentino, CFA, are responsible for co-managing the fund. Mr. Miller is a Senior Portfolio Manager, President and a Director of Bartlett. He joined Bartlett in 1977. He divides his time among fulfilling administrative functions as the President of Bartlett, handling client service aspects of the client relationship, and management of investment portfolios. Mr. Sorrentino joined Bartlett in March 1999 as the Director of Equity Research. Prior to joining Bartlett, Mr. Sorrentino was the Director of Equity Research and Portfolio Management at Firstar Corporation from January 1996 to February 1999. Prior to 1996, he was the Regional Director of Portfolio Management for Banc One Investment Advisors from May 1987 to January 1996.

Distributor of the funds' shares:

LM Financial Partners, Inc. ("LMFP"), 100 Light Street, Baltimore, Maryland, serves as distributor or principal underwriter of each fund's shares. LMFP is obligated to pay certain expenses in connection with offering shares of each fund, including any compensation to broker/dealers, the printing and distribution of prospectuses, statements of additional information, reports, supplementary sales literature and advertising for prospective investors. The funds pay for the preparation and printing of prospectuses, statements of additional information and reports that are mailed to existing shareholders.

LMFP is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

[icon]  H O W  T O  I N V E S T

Class Y shares are offered for sale only to:

o advisory clients of Bartlett & Co. that are employee benefit or retirement plans, other than IRAs
o  retirement plans having net assets of at least $10 million
o  purchasers of $5 million or more in shares of any Bartlett fund
o participants in certain wrap fee investment advisory programs that are currently or in the future sponsored by Bartlett & Co. and that may invest in Bartlett proprietary funds, provided that shares are purchased through or in connection with those programs.

Investors eligible to purchase Class Y shares may purchase them through a brokerage accounts with Bartlett & Co., LMFP or their affiliates. Investors should complete an account application and return it to:

LMFP Funds Processing                Applications may be obtained by calling
P.O. Box 1476                             LMFP at 800-800-3609
Baltimore, Maryland 21203-1476

Shares may also be purchased through a broker/dealer that has an agreement with LMFP. Broker/dealers that do not have dealer agreements with LMFP may offer to place purchase orders for the funds. Investors may be charged a transaction fee by these broker/dealers.

The minimum initial investment is $1,000, including investments by exchange and the minimum for each purchase of additional shares is $100.

Once an account is opened, investors may purchase shares of the funds directly through LMFP. LMFP will also accept purchases via bank wire. Such purchases will be effected at the net asset value next determined, after the bank wire is received. Your bank may charge a service fee for wiring money to the funds.

Purchase orders received by LMFP or your broker/dealer and transmitted to the funds' transfer agent before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time), will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received and transmitted to the transfer agent after the close of the exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open.

Programs Applicable to Class Y:

For further information regarding these programs, please contact LMFP or your broker/dealer.

--------------------------------------------------------------------------------
   Systematic Investment Plan                 Automatic Investments
--------------------------------------------------------------------------------
Shares of a fund may be purchased       Arrangements may be made with some
through the Systematic Investment       employers and financial institutions,
Plan by authorizing the transfer        such as banks or credit unions, for
agent to transfer $50 or more each      regular automatic monthly investments
month from your checking account.       of $50 or more in a fund.

                                        Dividends from certain unit investment
                                        trusts may also be invested
                                        automatically in a fund.
--------------------------------------------------------------------------------

Purchases and Redemptions Through Institutions:

Certain institutions having an agreement with LMFP or the funds may accept purchase and redemption orders. A fund will be deemed to have received your purchase or redemption order when that institution accepts the order. Your order will be processed at the next price calculated after the order has been accepted by the institution. Investors should consult with their institution regarding the time by which they must receive your order to get that day's price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

[icon] H O W  T O  S E L L  Y O U R  S H A R E S

Any of the following methods may be used to sell your Class Y shares:

--------------------------------------------------------------------------------
Telephone             Call  LMFP  at  800-800-3609  or  your  broker/dealer  and
                      request   a   redemption.   Please   have  the   following
                      information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

                      Wire requests will be subject to a fee of $12. Be sure that LMFP or your broker/dealer has your bank account information on file.

                      Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order. The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers.

Mail Send a letter to LMFP Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476 or to your broker/dealer requesting redemption of your shares. The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification unless the proceeds are to be sent directly to the address of record as maintained by the transfer agent. You may obtain a signature guarantee from most banks or securities dealers.

--------------------------------------------------------------------------------

Redemption requests received by the transfer agent before the close of the exchange will be effected at that day's closing net asset value.

Your order will be processed promptly and the proceeds normally will settle in your LMFP brokerage account within two business days. Proceeds may also be paid by check or, if offered by your broker/dealer, credited to your brokerage account there. If shares are held in the broker/dealer's "street name," the redemption must be made through the broker/dealer. Broker/dealers may charge a service fee for handling redemption transactions placed through them. Investors should contact their broker/dealer for further information.

Payment of the proceeds of redemptions of shares that were recently purchased by check may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

[icon] A C C O U N T  P O L I C I E S

Calculation of net asset value:

Net asset value per share is determined daily, as of the close of the New York Stock Exchange ("Exchange"), on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's share price, the fund's assets attributable to Class Y shares are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Class Y shares outstanding.

Each fund's listed securities are valued using the last sale price as of the close of the exchange. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Where no readily available market quotations exist, securities are valued at fair value as determined under policies approved by the Board of Trustees. Fund shares will not be priced on the days on which the exchange is closed for trading.

Foreign securities denominated in a foreign currency are converted into U.S. dollars using current exchange rates. Trading of foreign securities may not take place on every day the exchange is open and may take place in various foreign markets on Saturdays or on other days when the exchange is not open. As a result, the net asset value of a fund's shares may change on days when investors will not be able to purchase or redeem their fund shares.

Events affecting the value of foreign securities that occur after the close of the exchange but before a fund's net asset value is calculated will not be reflected in that day's net asset value unless a determination is made that the event would materially affect the fund's net asset value. In such a case, the adviser/sub-adviser may adjust the fund's net asset value, under policies established by the Board of Trustees.

Other:

If your account in a fund falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, a fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time.

o    change its minimum investment amounts.

o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions or excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] S E R V I C E S  F O R  I N V E S T O R S

For further information regarding any of the services below, please contact LMFP or your broker/dealer.

Systematic Withdrawal Plan:

If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund that is participating in the plan.

Exchange Privilege:

Fund shares may be exchanged for the corresponding class of shares of the other Bartlett fund or the Legg Mason Cash Reserve Trust (a money market fund), provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

o terminate or modify the exchange privilege after 60 days' notice to shareholders.

[icon] D I S T R I B U T I O N S  A N D  T A X E S

Value International and Basic Value each declares and pays any dividends from net investment income on a quarterly basis and dividends from any net short-term capital gains annually.

Each fund distributes substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the federal excise tax.

Your dividends and distributions will be automatically reinvested in the same class of shares of the distributing fund. If you wish to receive dividends and/or distributions in cash, you must notify the fund at least 10 days before the next dividend or distribution is to be paid. You may also request that your dividends and distributions be reinvested in the same class of shares of another fund.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and distributions are taxable to most investors (other than retirement plans and other tax exempt investors) whether received in cash or reinvested in additional shares. Dividends of net investment company taxable income (which includes net investment income and net short-term capital gains) are taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to each investor at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

[icon]  F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 800-800-3609.

                             BARTLETT CAPITAL TRUST
                        BARTLETT VALUE INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS

                                    Class Y


                                                 For the                  For the              August 15, 1997*
                                               Year Ended               Year Ended                    to
                                            December 31, 1999        December 31, 1998         December 31, 1997
                                            --------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
-------------------------------
Net asset value, beginning of period            $11.46                  $12.33                     $15.27

Net investment income (loss)                      0.24 B                 (0.37)B                    (0.11)B
Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                       3.34                    0.04                      (1.21)
                                            --------------------------------------------------------------------
Total from investment operations                  3.58                   (0.33)                     (1.32)

Distributions to shareholders from:
      Net investment income                      (0.58)                  (0.16)                     (0.24)
      In excess of net investment income           -                       -                          -
      Net realized gain on investments             -                     (0.38)                     (1.38)
                                            --------------------------------------------------------------------
Total distributions                              (0.58)                  (0.54)                     (1.62)

Net asset value, end of period                  $14.46                  $11.46                     $12.33

Total return                                     32.25%                  -2.65%                     -8.38% C

RATIOS / SUPPLEMENTAL DATA:
--------------------------
Ratios to average net assets
      Expenses                                   1.55% B                  1.47% B                    1.44% B,D
      Net investment income                      1.79% B                  0.61% B                   -0.75% B,D

Portfolio turnover rate                            23%                      27%                        44% D

Net assets, end of period (in thousands)        $3,430                  $5,410                     $13,084
----------------------------------------------------------------------------------------------------------------


*  Commencement of operations of each Class.
A Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.90%; 1998, 2.69%; 1997, 2.70%.
B Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.85%; 1998, 1.61%; 1997, 1.59%.
C  Not annualized
D  Annualized

                             BARTLETT CAPITAL TRUST
                            BARTLETT BASIC VALUE FUND
                              FINANCIAL HIGHLIGHTS

                                    Class Y

                                                                                         August 15, 1997*
                                               For the Years Ended December 31,                 to
                                               1999                   1998              December 31, 1997
                                               ----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
-------------------------------
Net asset value, beginning of period           $18.31                 $18.87                 $21.92

Net investment income                            0.21 B                 0.25 B                 0.18 B
Net realized and unrealized gain (loss)
     on investments and foreign
     currency transactions                      (1.24)                  0.47                   1.94
                                               -----------------------------------------------------------
Total from investment operations                (1.03)                  0.72                   2.12

Distributions to shareholders from:
     Net investment income                      (0.30)                 (0.13)                 (0.23)
     Net realized gain on investments           (2.77)                 (1.15)                 (4.94)
                                               -----------------------------------------------------------
Total distributions                             (3.07)                 (1.28)                 (5.17)

Net asset value, end of period                  14.21                 $18.31                 $18.87

Total return                                    -5.51%                  3.99%                 10.97% C

RATIOS/SUPPLEMENTAL DATA:
--------------------------
Ratios to average net assets:
     Expenses                                    0.90% B                0.82% B                0.86% B,D
     Net investment income                       1.14% B                1.31% B                1.51% B,D

Portfolio turnover rate                            46%                    28%                    42% D

Net assets, end of period (in thousands)         $863                 $2,396                 $2,387
----------------------------------------------------------------------------------------------------------


*  Commencement of operations of each Class
A Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.06%; 1998, 2.02%; 1997, 2.00%.
B Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 0.99%; 1998, 0.94%; 1997, 0.96%.
C  Not annualized
D  Annualized

Bartlett Capital Trust
----------------------

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

      -  call toll-free 800-800-3609
      -  visit us on the Internet via http://www.leggmasonfunds.com
      -  write to us at:  Bartlett Mutual Funds
                          c/o LMFP 100 Light Street, P.O. Box 1476
                          Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

BAR-001                                               SEC file number 811-3613

                             BARTLETT CAPITAL TRUST:

                        Bartlett Value International Fund
                            Bartlett Basic Value Fund

               CLASS A SHARES, CLASS C SHARES, AND CLASS Y SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 28, 2000


    This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses for Bartlett Capital Trust dated April 28, 2000 that have been filed with the Securities and Exchange Commission ("SEC"). Class A and Class C shares of the Funds are offered through one Prospectus. The Funds' Class Y shares are offered through a separate Prospectus. The Funds' annual report is incorporated by reference into this Statement of Additional Information. Copies of the Prospectuses and the annual report can be obtained without charge by writing to or calling LM Financial Partners, Inc. ("LMFP"), the Trust's distributor, toll-free at (800) 800-3609.


                           LM FINANCIAL PARTNERS, INC.
                                100 Light Street
                            Baltimore, Maryland 21202
                                 (800) 800-3609

                                 BARTLETT & CO.
                              36 East Fourth Street
                             Cincinnati, Ohio 45202

                                TABLE OF CONTENTS

                                                                          PAGE

DESCRIPTION OF THE FUNDS.....................................................3

FUND POLICIES................................................................3

INVESTMENT STRATEGIES AND RISKS..............................................5

MANAGEMENT OF THE FUNDS.....................................................29

INVESTMENT ADVISER..........................................................33

THE FUNDS DISTRIBUTOR...................................................... 35

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................37

VALUATION OF FUND SHARES....................................................39

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................39

ADDITIONAL TAX INFORMATION..................................................41

TAX-DEFERRED RETIREMENT PLANS...............................................44

INVESTMENT PERFORMANCE......................................................46

DESCRIPTION OF THE TRUST....................................................51

THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT.............51

THE TRUST'S LEGAL COUNSEL...................................................51

THE TRUST'S INDEPENDENT ACCOUNTANTS.........................................51

FINANCIAL STATEMENTS........................................................51

Appendix A.................................................................A-1





-------------------------------------------------------------------------------

    No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representation must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this Statement of Additional Information do not constitute offerings by the Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

-------------------------------------------------------------------------------

                            DESCRIPTION OF THE FUNDS

         Bartlett Capital Trust ("Trust"), a diversified open-end management investment company, was organized as a Massachusetts business trust on October 31, 1982. The Bartlett Basic Value Fund and Bartlett Value International Fund are separate series of the Trust.

                                  FUND POLICIES

         Except as indicated, the investment limitations described below have been adopted by the Trust with respect to each Fund and may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund). All other policies and limitations of the funds are non-fundamental and may be changed by the Board of Trustees without a shareholder vote.

         The investment objective of both Basic Value and Value International is capital appreciation. The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

         For each Fund, except as otherwise stated, if a fundamental or non-fundamental percentage limitation is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the value of portfolio securities, in the net asset value of the Fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The Fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain required asset coverage and adequate liquidity.

         Notwithstanding any of the following limitations, any investment company (or series thereof, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust (or any Fund), provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said limitations, the Trust (or applicable Fund) shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations then in effect.

         For purposes of the diversification requirements described below, a Fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest. Investments by a Fund in collateralized mortgage obligations ("CMOs") that are deemed to be investment companies under the 1940 Act will be included in the limitation on investments in other investment companies.

         Fundamental Limitations Applicable to the Funds

         1. Borrowing Money. A Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude Basic Value from entering into reverse repurchase transactions and dollar rolls, provided that it has an asset coverage of 300% for all borrowings and repurchase commitments pursuant to reverse repurchase transactions and dollar rolls. Value International will not borrow money in excess of one-third of the Fund's total assets at the time when the borrowing is made.

         2. Pledging; Senior Securities. A Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. (Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.)

         3. Underwriting. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. A Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate or to securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities. However, Value International may not invest directly in mortgages.

         5. Commodities. A Fund will not purchase, hold or deal in commodities or commodities futures contracts except as described in this Statement of Additional Information. This does not preclude Value International from investing in futures contracts, put and call options on foreign currencies or forward currency exchange contracts.

         6. Loans. A Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing non-publicly offered debt securities, or (except for Value International) (d) through direct investments in mortgages. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Margin Purchases. A Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques (including foreign currency exchange contracts).

         8. Concentration. A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         9. Diversification. A Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of its total assets to be invested in cash and cash items (including receivables), securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         Additional Fundamental Limitations Applicable to Basic Value

         1. Short Sales. Basic Value will not effect short sales of securities except as described in this Statement of Additional Information.

         2. Options. Basic Value will not purchase or sell puts, calls, options or straddles except as described in this Statement of Additional Information.

         3. Other Investment Companies. Basic Value will not invest more than 10% of its total assets in securities of other investment companies or invest more than 5% of its total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company.

         4. Oil and Gas Programs. Basic Value will not purchase, hold or deal in oil, gas or other mineral explorative or development programs.

         5. Illiquid Investments. Basic Value will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         Non-Fundamental Limitation Applicable to Basic Value

         Senior Securities. Basic Value may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

         Additional Fundamental Limitation on Value International

         Senior Securities. Value International may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

         Statement of Intention by Value International

         It is the intention of Value International (which may be changed by the Trustees without shareholder approval) that it will not invest in mortgage-related securities and will limit its borrowings to an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

                         INVESTMENT STRATEGIES AND RISKS

         This section supplements the information in the Prospectuses concerning the investments that the Funds may make and the techniques they may use. Each Fund, unless otherwise stated, may employ several investment strategies, including, but not limited to:

ILLIQUID AND RESTRICTED INVESTMENTS

         Each Fund may invest up to 10% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, restricted investments other than those the Funds' adviser has determined are liquid pursuant to guidelines established by the Trust's Board of Trustees, securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the Securities Act of 1933, as amended, or pursuant to an exemption from registration. A Fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The Funds' adviser, acting pursuant to guidelines established by the Trust's Board of Trustees, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, restricted securities in a Fund's portfolio may adversely affect the Fund's liquidity.

         The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

SENIOR SECURITIES

         The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. A fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. Borrowing for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the borrowing is made is not deemed to be an issuance of a senior security.

         There are various investment techniques which may give rise to an obligation of a fund to pay in the future about which the SEC has stated it would not raise senior security concerns, provided the fund maintains segregated assets in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions, and repurchase agreements.

PORTFOLIO LENDING

         Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with a Fund. During the time portfolio securities are on loan, the borrower will pay a Fund an amount equivalent to any dividends or interest paid on such securities, and a Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. When a fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the fund can dispose of it. These loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. No loans will be made if, as a result, the aggregate amount of such loans would exceed 25% of a Fund's total assets.

SECURITIES OF OTHER INVESTMENT COMPANIES

         A fund may invest in the securities of other investment companies only if it: (i) will not own more than 3% of the total outstanding voting stock of any investment company, (ii) does not invest more than 5% of its total assets in any one investment company or (iii) does not invest more than 10% of its total assets in investment companies in general. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees.

         Value International may invest in any closed-end investment company that holds foreign equity securities in its portfolio. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The fund will invest in such companies, when, in an adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge. Investments in shares of closed-end investment companies that have portfolios consisting of at least 70% in the equity securities of non-U.S. issuers will be included in the 65% of total assets that Value International normally would expect to invest in such issuers.

REPURCHASE AGREEMENTS

         When cash is temporarily available, or for temporary defensive purposes, a Fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for a Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions determined by the adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for periods of one week or less, but may be for longer periods. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund could be delayed or limited.

         When a Fund enters into a repurchase agreement, it will obtain as collateral from the counterparty securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held by a custodian bank or an approved securities depository or book-entry system.

FORWARD COMMITMENTS, REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

         The Funds may purchase or sell securities on a "forward commitment" basis, including purchases on a "when-issued" basis, a "when, as and if issued" basis and a "to be announced" basis. Each Fund may invest no more than 5% of its net assets in forward commitments. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "when, as and if issued" transaction, the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. In a "to be announced" transaction, a Fund has committed to purchase or sell securities for which all specific information is not yet known at the time of the trade, particularly the face amount in Government National Mortgage Association ("GNMA") securities transactions.

         The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. Forward commitment securities may be sold prior to the settlement date, but a Fund will enter into forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. Any significant commitment of a Fund's assets to the purchase of securities on a forward commitment basis may increase the possibility that its net asset value will fluctuate. In addition, if a Fund chooses to dispose of the right to receive or deliver a forward commitment security prior to the settlement date, it may incur a gain or loss. Purchases of forward commitment securities also involve a risk of loss if the value of the securities declines prior to the settlement date or if the seller fails to deliver after the value of the securities has risen.

         A Fund will direct its custodian, State Street Bank and Trust Company ("State Street"), to place cash or U.S. government obligations in a separate account in an amount equal to the commitments of the Fund to purchase securities as a result of its forward commitment obligations. With respect to forward commitments to sell securities, a Fund will direct State Street to place the securities in a separate account. A Fund will direct State Street to segregate such assets for "when, as and if issued" commitments only when it determines that issuance of the security is probable.

         Basic Value may enter into reverse repurchase agreements but may invest no more than 5% of its net assets in such transactions. Reverse repurchase agreements involve sales of portfolio securities by a Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield.

         In connection with each reverse repurchase agreement, the Fund will direct State Street to place cash or U.S. government obligations in a separate account in an amount equal to the repurchase price. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.

         Basic Value also may enter into dollar roll transactions with certain broker/dealers and banks but may invest no more than 5% of its net assets in such transactions. For all purposes (including borrowing restrictions), the Fund treats dollar roll transactions as reverse repurchase agreements. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities combined with a commitment to purchase similar (although not identical) securities at a future date at the same price. The Fund would receive a fee for entering into the commitment to purchase. The principal risk of dollar roll transactions is that if the broker/dealer or bank to whom the Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase similar securities may be restricted. Similarly, the value of the securities may change adversely over the term of the dollar roll transaction and the securities that the Fund is required to repurchase may be worth less than the securities originally held by the Fund. Finally, the return earned by the Fund with the proceeds of a dollar roll transaction may not exceed transaction costs.

         When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

         Commitments to purchase securities on a "when, as and if issued" basis will not be recognized in the portfolio of a Fund until the adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

         Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

FOREIGN SECURITIES

         The Funds may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
Issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since each Fund may invest in securities denominated in currencies other than the U.S. dollar and since each Fund may hold foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of a Fund's shares, and also may affect the value of dividends and interest earned by a Fund and gains and losses realized by a Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

         In addition to purchasing foreign securities, each Fund may invest in American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of each Fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. A Fund may also invest in Global Depository Receipts ("GDRs"), which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.

EMERGING MARKETS

         Each Fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment are greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in any of the funds should be considered speculative. Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank"); (iii) listed in World Bank publications as developing or (iv) determined by an adviser to be an emerging market in
accordance  with  the  criteria  of  those  organizations.   The  following  are
considered  emerging  market  securities;   (1) securities  publicly  traded  on
emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities
(i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market;
(3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets;
(4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) ADRs (or similar instruments) with respect to the foregoing.

         Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.

         Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

         To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars, through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. In such a case, a fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

         Many  emerging  market  countries  have  little   experience  with  the
corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

         The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

         Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

         Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

         The risk also exists than an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's portfolio securities in such markets may not be readily available.

CURRENCY FLUCTUATIONS

         Value International, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the Fund's investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and pace of business activity in the other countries and the U.S., and other economic and financial conditions affecting the world economy.

         A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which a fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

DEBT SECURITIES

         Each Fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

         Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"); however, the adviser does consider such ratings in determining whether the security is an appropriate investment for a Fund. Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.

         The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by S&P and Moody's is included in Appendix A.

         In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound.

CORPORATE DEBT SECURITIES

         Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The funds may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

U.S. GOVERNMENT OBLIGATIONS AND RELATED SECURITIES

         U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S.
Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. government obligations may or may not be backed by the "full faith and credit" of the U.S. In the case of securities not backed by the "full faith and credit" of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie
Mac) for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

         Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the OTC market.

         Each Fund may invest in U.S. government obligations and related participation interests. In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government for purposes of securities laws. The Funds will consider all interest-only or principal-only fixed income securities as illiquid.


MUNICIPAL OBLIGATIONS

         Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers that pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Each Fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The two principal classifications of municipal obligations are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.


ZERO COUPON AND PAY-IN-KIND BONDS

         Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. A Fund may invest no more than 5% of its net assets in zero coupon bonds or pay-in-kind bonds, respectively. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, a Fund holding those bonds is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, such a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.


FLOATING AND VARIABLE RATE OBLIGATIONS

         Fixed income securities may be offered in the form of floating and variable rate obligations. Each Fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

         A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. A Fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 10% of the value of its net assets in illiquid investments.

STRUCTURED SECURITIES (for Basic Value only)

         Basic Value may invest no more than 5% of its net assets in structured securities which are derived from securities that are issued by U.S. government agencies and are denominated in U.S. dollars. These short maturity notes differ from traditional government agency securities in that the return (principal and/or interest) is linked to the performance of a diversified array of financial indices.

         An investment in structured securities entails risks not associated with investments in conventional debt securities. Performance may be linked to a multiple of the underlying index, meaning that the structured security will be considerably more volatile than the index itself. However, the Fund uses these securities only as a hedge or to protect its portfolio against rising interest rates. Structured securities are privately issued securities, although they are traded in the secondary market. The secondary market for such securities is affected by factors independent of the creditworthiness of the issuer and the value of the index, such as the volatility of the index, time remaining to maturity and the amount of such securities outstanding.


MORTGAGE-RELATED SECURITIES

         Each Fund may invest no more than 5% of its net assets in mortgage-related securities. (Value Internatioal does not intend to invest in such securities at this time). Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

         Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the adviser determines that the securities are appropriate investments for the Fund.

         Another type of security representing an interest in a pool of mortgage loans is known as CMO. CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers and government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Each Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. Each Fund may also invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO.

         The value of income securities, such as mortgage-backed securities, generally rises when market interest rates fall, and falls when interest rates rise. The longer the time until maturity, the more pronounced these effects usually are. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Accordingly, holders of mortgage-backed securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvest the proceeds of the payoff at current yields, which are lower than those paid by the mortgage-backed security that was paid down.

         When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of income securities.

         The funds also may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal or the "PO" class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the fund purchases an IO and the underlying principal is repaid faster than expected, the fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the fund's 10% limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by the adviser, following guidelines and standards established by the Trust's Board of Trustees.

         The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.

         Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. No Fund will purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments the adviser deems to be illiquid pursuant to criteria established by the Board of Trustees if, as a result, more than 10% of the value of the Fund's net assets would be invested in such illiquid securities and investments. Government-related organizations which issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.


DIRECT INVESTMENT IN MORTGAGES (For Basic Value Only)

         Mortgage-related securities include investments made directly in mortgages secured by real estate. When Basic Value makes a direct investment in mortgages, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Each Fund will invest in such mortgages only if the adviser has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the Fund.


ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES

         The Funds are permitted to invest in asset-backed and receivable-backed securities. Each Fund may invest no more than 5% of its net assets in asset-backed securities and receivable-backed securities, respectively. Several types of asset-backed and receivable-backed securities are available to investors, including CARs(SM) (Certificates for Automobile Receivables(SM)) and interests in pools of credit card receivables. CARs(SM) represent a pool (the "Pool") of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed through monthly to certificate holders. Such payments may be guaranteed up to certain amounts for a certain time period by a letter of credit issued by a financial institution unaffiliated with the Pool. Early prepayment of principal on the underlying vehicle sales contracts may reduce the overall return to an investor. If the letter of credit is exhausted and if the full amount of the underlying sales contracts is not repaid, certificate holders may experience losses on CARs(SM) or delays in payment. Certificates representing pools of credit card receivables have characteristics similar to CARs(SM), however, the underlying receivables are not secured.

         Consistent with each Fund's investment objective and subject to the review and approval of the Board of Trustees, the Funds also may invest in other types of asset-backed and receivable-backed securities. The Prospectuses will be amended with any necessary additional disclosure prior to either Fund investing in such securities.


LOAN PARTICIPATION INTERESTS

         Each Fund may invest no more than 5% of its net assets in loan participation interests. Loan participation interests are interests in debt obligations (such as corporate loans) that are owned by banks or other financial institutions. Loan participation interests are subject to the credit risks generally associated with the corporate borrower; however, certain loan participation interests may be backed by irrevocable letters of credit or a guarantee of the bank or financial institution. Certain loan participation interests may carry demand features that permit a Fund to sell the obligations back to the financial intermediaries for the full amount of the Fund's interest in the debt obligation plus accrued interest upon short notice at any time or prior to specific dates. In the event of a default by the corporate borrower, a Fund may be required to assert its rights through the financial intermediary which may subject the Fund to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the bank or financial institution (rather than of the corporate borrower), so that the Fund may also be subject to the risk that the financial intermediary may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the financial intermediary. Loan participation interests which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid and a Fund's investment in such interests would be limited to the extent that it is not permitted to invest more than 10% of the value of its net assets in illiquid investments.

OPTIONS, FUTURES AND OTHER STRATEGIES (for Basic Value only)

         The adviser does not use derivatives or hedge currencies in Value International.

         General. The Fund may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage the Fund's foreign currency exposure (including exposure to the Euro) as well as other risks of the Fund's investments that can affect its net asset value.

         Generally, the Fund may purchase and sell any type of Financial Instrument. [However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency and Euro derivatives.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely,  a  long  hedge  is a  purchase  or  sale  of  a  Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

         In addition to the instruments, strategies and risks described below, the adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The adviser may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectuses or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon the adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there is a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

         Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to a counterparty. The Fund will not enter into any such transactions unless it owns either (1) an offsetting
("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid and would be limited as described under "Illiquid and Restricted Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid and would be limited as described under "Illiquid and Restricted Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

         Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the counterparty to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If the adviser wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.

Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the adviser may still not result in a successful transaction. The adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         The Trust has filed a supplemental notice of eligibility with the CFTC to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that each Fund's transactions in futures contracts and options on futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that each Fund will enter into commitments which require as deposits for initial margin for futures contracts or premiums for options on futures contracts no more than 5% of the fair market value of its total assets.

         Neither Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, neither Fund may enter into transactions involving futures contracts and related options if such transactions would result in more than 5% of the fair market value of the Fund's assets being deposited as initial margin for such transactions.

         Foreign Currency Hedging Strategies -- Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the Euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Successful use of forward currency contracts depends on the adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's use of forward currency contracts will be advantageous to the Fund or that the adviser will hedge at an appropriate time.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         Swaps, Caps, Floors, Collars. The Fund may enter into swaps, caps, floors, and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors, and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which the Fund enters into swaps, caps, floors, or collars will be monitored by the adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The adviser and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See "Illiquid and Restricted Investments."


PORTFOLIO TURNOVER

         Each Fund anticipates that in the future its portfolio turnover rate will not exceed 100%. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund. It may also increase the amount of short-term capital gains realized by a Fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategies.


SHORT SALES (for Basic Value only)

         Basic Value may sell a security short in anticipation of a decline in the market value of the security. The Fund may invest no more than 5% of its net assets in short sales. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, the Fund will be required to maintain a segregated account with State Street of cash or liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is fundamental, although the particular practices followed with respect to short sales, such as the percentage of the Fund's assets which may be deposited as collateral or allocated to the segregated account, are not deemed fundamental and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

         When Basic Value borrows a security in connection with a short sale, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. The proceeds of the short sale will be retained by the lender or its broker, to the extent necessary to meet margin requirements, until the short position is closed out by delivery of the underlying security.


                             MANAGEMENT OF THE FUNDS

         The Trust's officers are responsible for the operation of the Trust under the direction of the Board of Trustees. The officers and Trustees, their dates of birth and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those Trustees who are "interested persons" of the Trust as defined by the 1940 Act.


Name, Date of Birth
    and Address                  Position with the Trust      Principal Occupation
-------------------              -----------------------      --------------------

Lorrence T. Kellar               Chairman of the Board        Vice   President  -  Real  Estate  for  Kmart
8/10/37                          and Trustee                  Corporation,     (a    general    merchandise
c/o Bartlett & Co.                                            retailer)  since  May 1996;  formerly:  Group
36 East Fourth Street                                         Vice  President of Finance and Real Estate at
Cincinnati, Ohio 45202                                        the  Kroger Co. (a food  retailer);  Director
                                                              of BT  Office  Products  International,  Inc.
                                                              and Director of  Multi-Color  Corporation  (a
                                                              producer of printed labels)

William P. Sheehan               Trustee                      Retired.   Member   of  the   State  of  Ohio
2/16/27                                                       Employment Relations Board
c/o Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio  45202

Prinz Wolfgang E. Ysenburg       Trustee                      Director of Holland  Fund  (Dutch  investment
6/20/36                                                       company; Director of Beteilingungsgesellschaft
c/o Bartlett & Co.                                            (German investment company); Director of
36 East Fourth Street                                         Profirent Investment Fund
Cincinnati, Ohio  45202

A. John W. Campbell              Trustee                      Director of Campbell Lutyens & Co. Ltd.
2/18/47                                                       (UK investment banking firm); Director of
c/o Bartlett & Co.                                            Beradin Holdings PLC (agricultural holding
36 East Fourth Street                                         company)
Cincinnati, Ohio  45202

Henri Deegenaar                  Trustee                      Independent Consultant; Investment Adviser
10/7/35                                                       to Saint Honore Marche Emergents (French
c/o Bartlett & Co.                                            investment company); Director of Guilbert
36 East Fourth Street                                         SA (office supplies distribution company)
Cincinnati, Ohio  45202                                       and OFREX (office supplies distribution
                                                              company)


Name, Date of Birth
    and Address                  Position with the Trust      Principal Occupation
-------------------              -----------------------      --------------------

Ian F. H. Grant                  Trustee                      Managing  Director  of  Glenmoriston  Estates
6/3/39                                                        Ltd. (Scottish holding company); Chairman
c/o Bartlett & Co.                                            of Pacific Assets Trust PLC (UK Investment
36 East Fourth Street                                         company); Director of Royal Bank of
Cincinnati, Ohio  45202                                       Scotland PLC, Royal Bank of Scotland
                                                              Group PLC, Banco Santander SA, and a
                                                              number of publicly owned companies in
                                                              Europe and the Far East.

Edmund J. Cashman, Jr.*          Trustee                      Senior  Executive Vice President and Director
8/31/36                                                       of   Legg    Mason   Wood    Walker,    Inc.;
100 Light Street                                              President/Vice  Chairman/Director/Trustee  of
Baltimore, MD  21202                                          various  Legg Mason  funds;  Director of E.A.
                                                              Engineering  Science and Technology,  Inc. (a
                                                              multidisciplinary    environmental   services
                                                              company)

Edward A. Taber, III*            President and Trustee        Senior   Executive  Vice  President  of  Legg
8/25/43                                                       Mason,  Inc.  and  Legg  Mason  Wood  Walker,
100 Light Street                                              Inc.;  Vice  Chairman  and  Director  of Legg
Baltimore, MD  21202                                          Mason Fund Adviser,  Inc.;  President  and/or
                                                              Director/Trustee of various Legg Mason funds




The executive officers of the Trust, other than those who also serve as Trustee, are:


Name, Date of Birth
    and Address                  Position with the Trust      Principal Occupation
-------------------              -----------------------      --------------------



Brian M. Eakes, CPA              Asst. Secretary              Secretary  of  other  registered   investment
12/9/69                                                       companies for which Legg Mason Fund Advisor,
100 Light Street                                              Inc. is investment advisor or manager.
Baltimore, MD  21202                                          Formerly: employee of Coopers & Lybrand.

Marie K. Karpinski, CPA          Vice President, Treasurer    Treasurer of Legg Mason Fund  Adviser,  Inc.,
1/1/49                           and Secretary                Vice President and Treasurer of other
100 Light Street                                              registered investment companies for which
Baltimore, MD  21202                                          Legg Mason Fund Adviser, Inc. is investment
                                                              adviser or manager; Vice President of
                                                              Legg Mason Wood Walker, Inc.

Madelynn M. Matlock, CFA         Vice President               Director  of   International   Equities   for
12/8/49                                                       Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio  45202


James A. Miller                  Vice President               Senior  Portfolio  Manager,  President  and a
3/13/49                                                       Director of Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio 45202

Donna M. Prieshoff               Vice President               Director of Operations of Bartlett & Co.
9/19/49
36 East Fourth Street
Cincinnati, Ohio 45202

James B. Reynolds, CFA           Vice President               Senior  Portfolio   Manager  and  a  Managing
9/13/43                                                       Director of Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio 45202

Thomas A. Steele                 Assistant Treasurer and      Vice  President,  Secretary  and Treasurer of
3/9/59                           Assistant Secretary          Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio 45202

Woodrow H. Uible, CFA            Vice President               Senior Portfolio Manager of Bartlett & Co.
6/13/53
36 East Fourth Street
Cincinnati, Ohio 45202


For the year ended December 31, 1999, the Trustees of the Trust received the following compensation. None of the Bartlett Funds has any retirement plan for its Trustees or officers.

                                                            Total Compensation
                                                            from Registrant
                                    Aggregate Compensation  and Trust Complex
Name of Person, Position                 From Trust         Paid to Trustees (b)
------------------------            ----------------------  --------------------

Lorrence T. Kellar,                        $7,500                   $15,000
Chairman of the Board and Trustee

William P. Sheehan,                         7,500                    15,000
Trustee

Prinz Wolfgang E. Ysenburg                  6,500                    14,000
Trustee

A. John W. Campbell                         7,500                    15,000
Trustee

Henri Deegenaar                             7,500                    15,000
Trustee
Ian F. H. Grant                             7,500                    15,000
Trustee

                                                           Total Compensation
                                                            from Registrant
                                    Aggregate Compensation  and Trust Complex
Name of Person, Position                 From Trust         Paid to Trustees (b)
------------------------            ----------------------  --------------------

Edmund J. Cashman, Jr. (a)                  None                      None
Trustee

Edward A. Taber, III (a)                    None                      None
President and Trustee

(a) Interested Person
(b) The Trust complex consists solely of Bartlett Capital Trust.

         Officers and Trustees of the Trust who are "interested persons" thereof, as defined in the 1940 Act, receive no salary or fees from the Trust. Trustees who are not interested persons of the Trust receive an annual fee of $2,500 and an attendance fee of $1,000 per meeting of the Board plus travel and out-of-pocket expenses incurred in connection with the Board of Trustees' meetings.

         The Nominating Committee of the Board of Trustees is responsible for the selection and nomination of disinterested Trustees. The Committee is composed of Lorrence T. Kellar, William P. Sheehan, Prinz Wolfgang E. Ysenburg,
A. John W. Campbell, Henri Deegenaar and Ian F. H. Grant.

         As of April 12, 2000, no Trustee or officer beneficially owned more than 1% of the shares outstanding of either Fund. Purchases of Class A shares made by officers and Trustees are not subject to a sales charge.

         Set forth below is a table which contains the name, address and percentage ownership of each person who is known by each Fund to own beneficially and/or of record five percent or more of its outstanding shares as of March 31, 2000:


Name of Fund                 Name of Shareholder                 Shareholder Address                % of Ownership
------------------------------------------------------------------------------------------------------------------

Value International          FIRSTCINCO PT                       PO Box 640229                      34.45%
Class Y                                                          Cincinnati, OH 45264

                             Cincinnati Cardiology Inc.          8000 5 Mile Rd
                             EMP Profit Sharing TR PL            Cincinnati, OH 45230                9.41%
                             Attn: David F. Drake MD

                             Cincinnati Cardiology Inc.          8000 5 Mile Rd                      8.86%
                             Pension Trust                       Cincinnati, OH 45230
                             Attn: David F. Drake MD

                             Greater CINTI Gastroenterology      2925 Vernon PL                      6.44%
                             Assoc Inc PSP                       Cincinnati, OH 45230
                             A/C Ronald C. Schneider
                             Attn: Dan Walker

                             Debra M Hardy-Havens & Terry        426 C St NE                         6.18%
                             Leirman TTEES                       Washington, DC 20002
                             Capitol Associates Inc.

                             Julie Rindler ET AL TTEES           PO Box 20388                        5.33%
                             Physical Medicine Associates        Columbus, OH 43220
                             Pro Share Plan

                             Robert A Schriber MD Inc            1430 First National Bldg            5.19%
                             Profit Sharing Plan 1987            130 W 2nd St
                                                                 Dayton, OH 45402

                             HC Murrer & DL Murrer TTEES         44 Arcadia PL                       5.05%
                             TTEES                               Cincinnati, OH 45208
                             The MMC Inc. Cash/Deferred
                             Permanent Fund

Basic Value Class Y          Robert A Schriber MD Inc            1430 First National Bldg.          44.55%
                             Profit Sharing Plan 1987            130 W 2nd St
                                                                 Dayton, OH 45402

                             Kevin M Reid DO Inc                 1259 Timberwyck Ct                 38.81%
                             Defined Contribution Plan           Dayton, OH 45458

                             Saxon & Co FBO                      Mutual Fund Processing-2nd FL      16.64%
                             Nuray Rad Inc PSP                   PO Box 7780-1888
                             FBO R Brown                         Philadelphia, PA 19182

Value International-         Legg Mason Trust, fsb TTEE          PO Box 1476                         9.98%
Class C                      St. Mary's Hospital Pen Plan        Baltimore, MD 21203

Basic Value-Class C          Crew et al TTEES                    912 8th Ave South                  16.45%
                             BACAR Constructors Inc.             Nashville, TN 37203

                             LMWW Custodian                      3019 Park Way                       5.21%
                             FBO Charles E Gardenhour            Cheverly, MD  20785
                             Rollover IRA

                               INVESTMENT ADVISER

         The Trust's investment adviser is Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio 45202. Bartlett is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"). Bartlett has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1898.

         The directors and officers of Bartlett are James A. Miller, William A. Friedlander, Raymond A. Mason, Edward A. Taber, III, Robert G. Sabelhaus and Thomas A. Steele.

         Pursuant to an Investment Management and Administration Agreement ("Management Agreement") between the Trust and Bartlett, which was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Bartlett or LMFP, and subject to overall direction by the Board of Trustees, Bartlett manages the Funds' investments consistent with each Fund's investment objective and policies as described in the Prospectuses and this Statement of Additional Information. As administrator, Bartlett also is obligated to, among other things, (a) furnish the Funds with office space and executive and other personnel necessary for the operations of each Fund; (b) supervise all aspects of each Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust's officers and Trustees. In addition, Bartlett and its affiliates pay all the compensation of Trustees and officers of the Trust who are officers, trustees or employees of Bartlett.

         Each Fund pays all its other expenses which are not expressly assumed by Bartlett. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports for existing shareholders, the costs of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees paid to the Funds' distributor, compensation of the Independent Trustees, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Funds for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

         As compensation for the services provided and the expenses assumed pursuant to the Management Agreement, each Fund will pay to Bartlett a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly, at the following annual rates: 0.75% of Basic Value's average daily net assets and 1.25% of Value International's average daily net assets.

         Bartlett has agreed to waive fees to the extent that a Fund's expenses exceed the following annual rates of average daily net assets until April 30, 2001:

--------------------------------------------------------------------------------
                                  Class A          Class C           Class Y
--------------------------------------------------------------------------------
Value International                1.80%           2.55%              1.55%
--------------------------------------------------------------------------------
Basic Value                        1.15%           1.90%              0.90%
--------------------------------------------------------------------------------

         The following table depicts the advisory fees paid by each Fund to Bartlett for the fiscal years ended December 31, 1999, 1998, 1997 and March 31, 1997.

--------------------------------------------------------------------------------
                     December 31,    December 31,     December 31,     March 31,
                        1999            1998            1997*            1997
--------------------------------------------------------------------------------
Value International  $453,089          $832,888       $1,008,933     $1,430,591
--------------------------------------------------------------------------------
Basic Value          $618,262          $827,068       $889,047       $1,468,801
--------------------------------------------------------------------------------

         *Reflects advisory fees paid by Value International and Basic Value for the nine months ended December 31, 1997.

         The expenses of Value International, like those of other international funds, generally can be expected to be higher than expenses of investment companies investing in domestic securities due to the greater costs of custody, communications and investment advisory services for foreign securities.

         Under the Management Agreement, Bartlett will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Trust's Board of Trustees, by vote of a majority of a Fund's outstanding voting securities, or by

Bartlett, on not less than 60 days' notice to the other party to the Management Agreement and may be terminated immediately upon the mutual written consent of both parties to the Management Agreement. Termination of the Management Agreement with respect to any given Fund shall in no way affect the continued validity of the Management Agreement or the performance thereunder with respect to any other Fund.

         Bartlett retains the right to use the name "Bartlett" in connection with another investment company or business enterprise with which Bartlett is or may become associated. The Trust's right to use the name "Bartlett" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by Bartlett on 30 days' written notice.

         To mitigate the possibility that the Fund will be affected by personal trading of employees, the Corporation and LMFA have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                             THE FUND' DISTRIBUTOR

         LMFP, 100 Light Street, Baltimore, Maryland, acts as distributor of the Funds' shares pursuant to a Distribution Agreement between the Trust and LMFP ("Distribution Agreement"). The Distribution Agreement obligates LMFP to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense) and for supplementary sales literature and advertising costs.

         The Trust has adopted separate Distribution Plans (Plans) pertaining to the Class A and Class C shares of each Fund which, among other things, permit a Fund to pay LMFP fees for its services related to sales and distribution of Class A and Class C shares of each Fund and the provision of ongoing services to holders of those shares. Payments are made only from assets attributable to a respective fund's Class A or Class C shares. Service and/or distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel, telephone and other communication expenses, all with respect to the respective class of shares only.

         Each Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Trustees including a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of any Plan or the Underwriting Agreement ("12b-1 Trustees"). In approving the continuance of each Plan, in accordance with the requirements of Rule 12b-1, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the applicable Fund, class and its shareholders. The Trustees noted that, to the extent a Plan results in additional sales of shares of a Fund, the Plan may enable that Fund to achieve economies of scale that could reduce expenses and to minimize the prospects that the Fund will experience net redemptions and the accompanying disruption of portfolio management.

         Prior to the approval of the Plans by shareholders of the Funds on April 4, 1997, neither of the Funds had distribution plans.

         As compensation for its services and expenses as principal underwriter of each Fund's Class A shares, LMFP receives an annual service fee equivalent to 0.25% of the average daily net assets of each Fund's Class A shares. For LMFP's services and expenses as principal underwriter of each Fund's Class C shares,

LMFP receives annual distribution and service fees equivalent to 1.00% of the average daily net assets of each Fund's Class C shares. Such fees are calculated daily and paid monthly.

         The following table depicts the distribution and/or service fees paid by Class A and Class C shares of each Fund for the fiscal years ended December 31, 1999, 1998 and 1997(a):

--------------------------------------------------------------------------------
                                       Class A                    Class C
--------------------------------------------------------------------------------
Value International Fund - 1999        $81,884                    $35,419
--------------------------------------------------------------------------------
Value International Fund - 1998        $156,936                   $33,393
--------------------------------------------------------------------------------
Value International Fund - 1997        $86,180                    $1,810
--------------------------------------------------------------------------------
Basic Value Fund - 1999                $210,654                   $16,637
--------------------------------------------------------------------------------
Basic Value Fund - 1998                $319,339                   $15,639
--------------------------------------------------------------------------------
Basic Value Fund - 1997                $147,719                   $168
--------------------------------------------------------------------------------

(a) For the period July 18, 1997 to December 31, 1997.

         Each Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each Plan may be terminated with respect to each Fund by a vote of a majority of 12b-1 Trustees or by vote of a majority of the outstanding voting securities of that Fund. Any change in a Plan that would materially increase the distribution costs to a Fund requires shareholder approval; otherwise, each Plan may be amended by the Trustees, including a majority of the 12b-1 Trustees.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a Fund, pursuant to the Plan or any related agreement shall provide to that Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a Fund may rely on that Rule only if, while the Plan is in effect, the nomination and selection of that Fund's Independent Trustees is committed to the discretion of such Independent Trustees.

         For the fiscal year ended December 31, 1999, LMFP incurred the following expenses with respect to Class A and Class C shares of each Fund:

                                BASIC VALUE FUND

                                     Class A Shares        Class C Shares

Sales and commissions                   $ 12,903                $ 254
Retail branch distribution/               45,266                  893
Promotion and advertising/                77,189                1,522
Printing and mailing                      16,772                  331
Administration and overhead              155,092                3,059
                               ------------------------------------------------
Total expenses                          $307,222               $6,059

         The foregoing are estimated and do not include all expenses fairly allocable to LMFP's, Legg Mason's or their affiliates' efforts to distribute Class A shares or Class C shares.

                            VALUE INTERNATIONAL FUND

                                     Class A Shares     Class C Shares
Sales and commissions                    $14,579            $ 5,694
Retail branch distribution/              29,430              11,494
Promotion and advertising/               32,347              12,633
Printing and mailing                      8,172               3,192
Administration and overhead              11,843               4,625
                                ------------------------------------------------
Total expenses                           $96,371            $37,638

         The foregoing are estimated and do not include all expenses fairly allocable to LMFP's or its affiliates' efforts to distribute Class A and Class C shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, Bartlett is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, Bartlett seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Bartlett generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Trust has no obligation to deal with any broker or dealer in the execution of its transactions.

         Bartlett is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which Bartlett exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if Bartlett determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Bartlett's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by Bartlett in servicing all of its accounts and all such services might not be used by Bartlett in connection with the Trust. Similarly, research and information provided by brokers or dealers serving other clients may be useful to Bartlett in connection with its services to the Trust. Although research services and other information are useful to the Trust and Bartlett, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and Bartlett and/or each sub-adviser that the review and study of the research and other information will not reduce the overall cost to Bartlett of performing its duties to the Trust under the Agreement.

         Bartlett and its affiliates (including Legg Mason Wood Walker, Inc.), in their capacity as broker/dealers, may receive brokerage commissions in connection with effecting portfolio transactions for the Trust. The Trust will not effect any brokerage transactions in the Funds' portfolio securities with Bartlett if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker/dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices. While the Trust contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. Bartlett does not receive reciprocal brokerage business as a result of the brokerage business placed by the Trust with others.

         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust, including Bartlett and its affiliates, will not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in OTC transactions conducted on an agency basis.

         In determining the commissions to be paid to Bartlett or its affiliates, it is the policy of the Trust that such commissions will, in the judgment of the Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Trust as commissions contemporaneously charged by Bartlett and its affiliates on comparable transactions for its most favored unaffiliated customers, except for customers of Bartlett considered by a majority of the Trust's Independent Trustees not to be comparable to the Trust. The Board of Trustees, including a majority of the Independent Trustees, will from time to time review, among other things, information relating to the commissions charged by Bartlett and its affiliates to the Trust and its other customers, and posted rates and other information concerning the commissions charged by other qualified brokers.

         To the extent that the Trust and another of Bartlett's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales on behalf of the Fund will normally be made by random client selection.

         The following table depicts, for the periods presented, the total brokerage commissions paid by the Trust.

---------------------------------------------------------------------------------------------------------------------
                                     Total          Commissions      Commissions      Commissions As    Percentage Of
                                Commissions Paid      Paid To      Paid To Bartlett      % Of All         Portfolio
Fiscal Year Ended                                   Legg Mason                         Commissions      Transactions
---------------------------------------------------------------------------------------------------------------------
December 31, 1999               $328,139                $ 0              $ 0              0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------
December 31, 1998               $700,947                $ 0              $ 0              0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------
December 31, 1997               $363,662                $ 0              $ 0              0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------
March 31, 1997                  $284,114                $ 0              $ 0              0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------


         As of December 31, 1999, the fund did not own securities of its regular broker/dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act).

                            VALUATION OF FUND SHARES

         Net asset value of a Fund share is determined daily for each class as of the close of the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or the NASDAQ Stock
Market securities are normally valued at last sale prices. Other over-the-counter securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Securities with remaining maturities of 60 days or less are valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined in accordance with policies approved by the Trust's Board of Trustees. Premiums received on the sale of call options are included in the net asset value of each class, and the current market value of options sold by Fund will be subtracted from net assets of each class.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

SYSTEMATIC INVESTMENT PLAN

         The Prospectuses explain that if you invest in shares of the Funds, you may buy additional shares through the Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in a fund of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds to be used to buy Class A, Class C or Class Y shares at the per share net asset value determined on the day the funds are sent by your bank. You will receive a quarterly account statement. You may terminate the Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Systematic Investment Plan are available from your broker/dealer or LMFP.

SYSTEMATIC WITHDRAWAL PLAN

         Investors in Class A and Class C shares, and certain eligible investors in Class Y shares, with a net asset value of $5,000 or more, may also elect to make systematic withdrawals from their Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from their account to provide the withdrawal amount that was specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying LMFP or the broker/dealer with which you have an account. Redemptions will be made at the shares' net asset value determined as of the close of regular trading on the Exchange on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of regular trading on the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in your account must be automatically reinvested in the applicable class of shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, BFDS, and LMFP also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Systematic Investment Plan.

REDEMPTION SERVICES

         Each Fund reserves the night to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

         The date of payment for a redemption may not be postponed for more than seven days, and the right of redemption may not be suspended except (a) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing that Fund's net asset value per share. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem in-kind under normal circumstances but would do so where Bartlett determines that it would be in the best interests of the Fund's shareholders as a whole.

         Foreign securities exchanges may be open for trading on days when the Funds are not open for business. The net asset value of Fund shares may be significantly affected on days when investors do not have access to their Fund to purchase and redeem shares.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may be applicable to them.

GENERAL

         For federal tax purposes, each Fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         By qualifying treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If either Fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any Fund may not exceed the aggregate dividends received by that Fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain do not qualify for the dividends-received deduction.

FOREIGN SECURITIES

         Foreign Taxes. Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of Value International's total assets at the close of any taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to
(1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) either deduct the foreign taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may make an election that would enable them to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Passive Foreign Investment Companies. Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Fund  invests  in a  PFIC  and  elects  to  treat  the  PFIC  as a
"qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Foreign Currencies. Gains or losses (1) from the disposition of foreign currencies, including forward contracts (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (3) that are attributable to fluctuations in exchange rates between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

OPTIONS, FUTURES, FORWARD CONTRACTS AND FOREIGN CURRENCIES

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations)--and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies--will qualify as permissible income under the Income Requirement.

         Certain futures and foreign currency contracts in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts").
Section 1256 contracts held by a Fund at the end of its taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as having been sold at that time at market value) for federal income tax purposes with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. The rules may operate to increase the amount a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ORIGINAL ISSUE DISCOUNT AND "PAY-IN-KIND" SECURITIES

         Each Fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

                          TAX-DEFERRED RETIREMENT PLANS

         Investors  may  invest in Class A or Class C shares  of a Fund  through
IRAs and through SEPs, SIMPLEs and other qualified retirement plans (collectively, "plans" or "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to them. Investors who are considering establishing a plan should consult their attorneys or other tax advisors with respect to individual tax questions. Please contact LMFP or your broker/dealer for further information with respect to these plans.

         Traditional IRA. Certain investors in Class A or Class C shares may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. However, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000. If your employer's plan qualifies as a SIMPLE , permits voluntary contributions and meets certain other requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Class A or Class C shares of a Fund through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your Fund shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April a following the calendar year in which you attain age 70 - 1/2. Distributions made before age 59- 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or certain other situations.

         Roth IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRA. Although not technically for retirement savings, an Education IRA provides a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a qualified family member).

SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

         LMFP also makes available to corporate and other employers a SEP for investment in Class A or Class C shares of a Fund.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

         An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary or a 2% non-elective contribution.

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors in Class A or Class C shares should consult their plan administrator or tax adviser for further information.

                             INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods or for the life of the Fund) that would cause the initial amount invested to grow to the ending redeemable value, according to the following formula:

         P(1+T)(n)=ERV

Where:   P =       a hypothetical $1,000 initial investment
         T =       average annual total return
         n =       number of years
         ERV =     ending  redeemable value at the end of the applicable  period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and other distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         A fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with a Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general.

         Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, an investment adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. Bartlett believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur. Each Fund may also include in advertising biographical information on key investment and managerial personnel.

         Value International will use the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Morgan Stanley Capital International EAFE Index ("EAFE Index"), the Morgan Stanley Capital International World Index and the Consumer Price Index. The EAFE Index, compiled from a composite of securities markets of Europe, Australia, Asia and the Far East, is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Morgan Stanley Capital International World Index, compiled from a composite of securities of the U.S., Europe, Canada, Mexico, Australia and the Far East, is widely recognized by investors as the measurement index for portfolios of international securities. Both indices are prepared by Morgan Stanley Capital International, an investment management and research company located in Geneva, Switzerland. The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent an investment return. The investment performance figures for the Funds and the indices (other than the Consumer Price Index) will include reinvestment of dividends and other distributions.

         Basic Value will use the S&P 500 Index, the Dow Jones Industrial Average, the Value Line Composite Index and the BARRA Value Index. The Value Line Composite Index is an index composed of approximately 1700 issues. As a broad index containing the issues of many smaller capitalization companies, it may be more representative of Basic Value than narrower, large capitalization indices such as the Dow Jones Industrial Average. The BARRA Value Index is prepared by ranking the stocks in the S&P 500 Index primarily on the basis of price to book value. That ranking is split into two groups with equal aggregate market capitalization, and the group with the lower price-to-book value ratio comprises the stocks in the BARRA Value Index. The BARRA Value Index, which is weighted by market capitalization, is designed as a long-term measure of investment performance based upon some of the value investing criteria used by Bartlett.

         The performance of a Fund may also be presented along with performance information of other Funds in materials distributed to the public such as annual, semi-annual and quarterly reports, advertising and sales literature. In addition, the performance of any Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., Value Line or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of a Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

         Basic Value. The average annual total returns of Basic Value shares (redesignated as Class A shares) for the one, five and ten year periods ended December 31, 1999 were (5.73%), 14.55% and 10.75%, respectively. The average annual total returns of Class C shares of the Fund for the years ended December 31, 1998 and 1999 were 2.96% and (6.44%). For Class Y shares of the Fund, the average annual total returns for the years ended December 31, 1998 and 1999 were (2.65)% and (5.51)%.

         The following tables show the value, as of the end of the fiscal year, of a hypothetical investment of $10,000 made in Basic Value at commencement of sale of Class A, Class C, and Class Y shares of the Fund. The table assumes all dividends and other distributions are reinvested in the fund. It also includes the effect of all charges and fees applicable to shares the Fund has paid. They do not include the effect of any income tax that an investor would have to pay on distributions. Performance data is only historical, and is not intended to indicate the Fund's future performance.

                          Basic Value -- Class A shares

                Value of Original Shares
                 Plus Shares Obtained     Value of Shares
                 Through Reinvestment     Acquired Through
                       of Capital         Reinvestment of
 Fiscal Year      Gain Distributions      Income Dividends      Total Value
--------------------------------------------------------------------------------
   3/31/84*             $10,200                  $468            $10,668
--------------------------------------------------------------------------------
   3/31/85              $10,880                $1,322            $12,202
--------------------------------------------------------------------------------
   3/31/86              $13,628                $2,566            $16,194
--------------------------------------------------------------------------------
   3/31/87              $14,837                $3,199            $18,036
--------------------------------------------------------------------------------
   3/31/88              $14,242                $3,571            $17,813
--------------------------------------------------------------------------------
   3/31/89              $16,118                $4,476            $20,594
--------------------------------------------------------------------------------
   3/31/90              $16,112                $5,818            $21,930
--------------------------------------------------------------------------------
   3/31/91              $16,451                $6,858            $23,309
--------------------------------------------------------------------------------
   3/31/92              $17,587                $8,037            $25,624
--------------------------------------------------------------------------------
   3/31/93              $19,850                $9.418            $29,268
--------------------------------------------------------------------------------
   3/31/94              $20,304                $9,964            $30,268
--------------------------------------------------------------------------------
   3/31/95              $23,208               $10,894            $34,102
--------------------------------------------------------------------------------
   3/31/96              $29,040               $13,265            $42,305
--------------------------------------------------------------------------------
   3/31/97              $32,917               $14,167            $47,084
--------------------------------------------------------------------------------
   12/31/97             $47,427               $15,259            $62,686
--------------------------------------------------------------------------------
   12/31/98             $49,816               $15,227            $65,043
--------------------------------------------------------------------------------
   12/31/99             $48,753               $12,564            $61,317
--------------------------------------------------------------------------------

* May 5, 1983 (commencement of sale of Class A shares) to March 31, 1984.

                          Basic Value -- Class C shares

               Value of Original Shares
                 Plus Shares Obtained     Value of Shares
                 Through Reinvestment     Acquired Through
                       of Capital         Reinvestment of
 Fiscal Year      Gain Distributions      Income Dividends      Total Value
--------------------------------------------------------------------------------
   1997*                $10,467               $140              $10,607
--------------------------------------------------------------------------------
   1998                 $10,737               $184              $10,921
--------------------------------------------------------------------------------
   1999                 $10,061               $157              $10,218
--------------------------------------------------------------------------------

* September 12, 1997 (commencement of sale of Class C shares) to December 31, 1997.

                         Basic Value - - Class Y shares

               Value of Original Shares
                 Plus Shares Obtained     Value of Shares
                 Through Reinvestment     Acquired Through
                       of Capital         Reinvestment of
 Fiscal Year      Gain Distributions      Income Dividends      Total Value
--------------------------------------------------------------------------------
   1997*                $10,791               $131              $10,922
--------------------------------------------------------------------------------
   1998                 $11,154               $205              $11,359
--------------------------------------------------------------------------------
   1999                 $10,424               $310              $10,734
--------------------------------------------------------------------------------

*  August 15, 1997 (commencement of sale of Class Y shares) to December 31, 1997

With respect to Class A shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1999 would have been $14,240, and the investor would have received a total of $22,337 in distributions. With respect to Class C shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1999 would have been $6,151, and the investor would have received a total of $4,046 in distributions. With respect to Class Y shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1999 would have been $6,381, and the investor would have received a total of $4,278 in distributions.

Value International. The average annual total returns of Value International's shares (redesignated as Class A shares) for the one, five and ten year periods ended December 31, 1999 were 32.02%, 11.51% and 8.67%, respectively. The average annual total returns of Class C shares of the Fund for the years ended December 31, 1998 and 1999 were (3.64)% and 31.04%. For Class Y shares of the Fund, the average annual total returns for the years ended December 31, 1998 and 1999 were (2.65)% and 32.25%.

         The following tables show the value, as of the end of the fiscal year, of a hypothetical investment of $10,000 made in Value International at commencement of sale of Class A, Class C, and Class Y shares of the Fund. The table assumes all dividends and other distributions are reinvested in the fund. [It also includes the effect of all charges and fees applicable to shares the fund has paid.] They do not include the effect of any income tax that an investor would have to pay on distributions. Performance data is only historical, and is not intended to indicate the Fund's future performance.

                      Value International -- Class A shares

               Value of Original Shares
                 Plus Shares Obtained     Value of Shares
                 Through Reinvestment     Acquired Through
                       of Capital         Reinvestment of
 Fiscal Year      Gain Distributions      Income Dividends      Total Value
--------------------------------------------------------------------------------
   3/31/90*              $9,961                    $68          $10,029
--------------------------------------------------------------------------------
   3/31/91               $9,270                   $374           $9,644
--------------------------------------------------------------------------------
   3/31/92              $10,127                   $663          $10,790
--------------------------------------------------------------------------------
   3/31/93              $10,280                   $802          $11,082
--------------------------------------------------------------------------------
   3/31/94              $12,707                 $1,080          $13,787
--------------------------------------------------------------------------------
   3/31/95              $12,567                 $1,058          $13,625
--------------------------------------------------------------------------------
   3/31/96              $13,592                 $1,771          $15,363
--------------------------------------------------------------------------------
   3/31/97              $15,703                 $2,033          $17,736
--------------------------------------------------------------------------------
   12/31/97             $16,154                 $2,078          $18,232
--------------------------------------------------------------------------------
   12/31/98             $15,484                 $2,224          $17,708
--------------------------------------------------------------------------------
   12/31/99             $19,537                 $3,841          $23,378
--------------------------------------------------------------------------------

* Value at the end of fiscal year of an investment made on October 6, 1989 (commencement of sale of Class A shares).

                      Value International -- Class C shares

               Value of Original Shares
                 Plus Shares Obtained     Value of Shares
                 Through Reinvestment     Acquired Through
                       of Capital         Reinvestment of
 Fiscal Year      Gain Distributions      Income Dividends      Total Value
--------------------------------------------------------------------------------
   1997*                 $8,728              $184                $8,912
--------------------------------------------------------------------------------
   1998                  $8,320              $268                $8,588
--------------------------------------------------------------------------------
   1999                 $10,448              $807                $11,255
--------------------------------------------------------------------------------

* July 23, 1997 (commencement of sale of Class C shares) to December 31, 1997.


                      Value International -- Class Y shares

               Value of Original Shares
                 Plus Shares Obtained     Value of Shares
                 Through Reinvestment     Acquired Through
                       of Capital         Reinvestment of
 Fiscal Year      Gain Distributions      Income Dividends      Total Value
--------------------------------------------------------------------------------
   1997*              $8,738                $168                 $8,906
--------------------------------------------------------------------------------
   1998               $8,304                $276                 $8,580
--------------------------------------------------------------------------------
   1999              $10,592                $874                 $11,466
--------------------------------------------------------------------------------

*  August 11, 1997 (commencement of sale of Class Y shares) to December 31, 1997

With respect to Class A shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1999 would have been $14,510, and the investor would have received a total of $5,689 in distributions. With respect to Class C shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1999 would have been $9,070, and the investor would have received a total of $1,707 in distributions. With respect to Class Y shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1999 would have been $9,204, and the investor would have received a total of $1,742 in distributions.

                            DESCRIPTION OF THE TRUST

         The business activities of the Trust are supervised by its Board of Trustees. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of two series have been authorized, which shares constitute the interests in Value International and Basic Value. Each Fund's shares are divided into three classes, designated as Class A, Class C and Class Y shares.

         Each share of each class of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund. The shares of each class of each Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Each Fund might determine to allocate certain of its expenses (in addition to 12b-1 fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, a higher transfer agency fee per shareholder account may be imposed on a class of shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated among the Funds by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts serves as custodian of the funds' assets. Under a custody agreement with the fund, the custodian holds the funds' securities and keeps all necessary accounts and records. Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts, 02103, (as agent for State Street) serves as transfer agent and dividend-disbursing agent and administrator of various shareholder services. The transfer agent maintains shareholder account records and handles the payment of dividends.

                            THE TRUST'S LEGAL COUNSEL

         Kirkpatrick   &  Lockhart  LLP,  1800   Massachusetts   Avenue,   N.W.,
Washington, DC, serves as counsel to the Trust.

                       THE TRUST'S INDEPENDENT ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland, has been selected as independent accountants for the Trust. PricewaterhouseCoopers LLP performs an annual audit of the Trust's financial statements, reviews the Trust's federal tax return and provides financial and accounting consulting services as requested.

                              FINANCIAL STATEMENTS

         The Statement of Net Assets as of December 31, 1999; the Statements of Operations for the period ended December 31, 1999; the Statements of Changes in Net Assets for the fiscal years ended December 31, 1999 and December 31, 1998,

Financial Highlights for all periods; the Notes to Financial Statements and the Report of Independent Accountants, each with respect to both Funds, are included in the combined annual report for the year ended December 31, 1999, and are hereby incorporated by reference in this Statement of Additional Information.

                                                                     Appendix A

                              RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's ("S&P") corporate bond ratings:

         AAA-An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A-An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB-An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB-An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC-An obligation rated CC is currently highly vulnerable to nonpayment.

         C-A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking Fund payments but that is currently paying.

         D-An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r-This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R.-This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.